UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

SHARKNINJA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MESSAGE FROM OUR CHIEF EXECUTIVE OFFICER AND DIRECTOR

April [●], 2026
To the Shareholders of SharkNinja, Inc.:

We are pleased to invite you to attend the 2026 annual general meeting (the “Annual General Meeting”) of SharkNinja, Inc. (the “Company”) to be held at the Company’s offices at 89 A Street, Needham, MA, 02494 and virtually at: www.virtualshareholdermeeting.com/SN2026, on June 18, 2026, at 8:00 a.m. Eastern Time. The Annual General Meeting will be in a hybrid format, allowing participation both in-person and online through a live webcast.

Details regarding admission to the Annual General Meeting and the business to be conducted at the Annual General Meeting are described in the accompanying Notice of 2026 Annual General Meeting and proxy statement (the “Proxy Statement”).

Your vote is important. Whether or not you plan to attend the Annual General Meeting, we hope you will vote as soon as possible. You may vote using one of the methods described in the accompanying Proxy Statement so that your shares will be represented at the meeting. Submitting your proxy or voting instructions by any of these methods will not affect your right to participate in the meeting, either virtually or in person, if you wish to do so.

Thank you for your ongoing support of and continued interest in SharkNinja, Inc.

Sincerely,

Mark Barrocas
Chief Executive Officer and Director

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    ii

SHARKNINJA, INC.
89 A Street
Needham, MA 02494
NOTICE OF 2026 ANNUAL GENERAL MEETING
TO BE HELD ON JUNE 18, 2026

To the Shareholders of SharkNinja, Inc.:

NOTICE IS HEREBY GIVEN that the 2026 annual general meeting of the Company (the “Annual General Meeting”) of SharkNinja, Inc., an exempted company incorporated in the Cayman Islands, (the “Company”) will be held at the Company’s offices at 89 A Street, Needham, MA, 02494 and virtually at: www.virtualshareholdermeeting.com/SN2026, on June 18, 2026, at 8:00 a.m. Eastern Time.

The Annual General Meeting will be held for the purpose of considering and, if thought fit, passing and approving the following proposals:

1.As an ordinary resolution, to re-appoint seven (7) directors, each to serve for a term ending at the annual general meeting of the Company to be held in 2027 or until such person resigns or is removed in accordance with the terms of the Company’s Amended and Restated Memorandum and Articles of Association;
2.As an ordinary resolution, to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.As an ordinary resolution, to approve, on a non-binding advisory basis, the compensation of our named executive officers;
4.As an ordinary resolution, to select, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers; and
5.As a special resolution, to approve an Amendment and Restatement of the Company’s Amended and Restated Memorandum and Articles of Association.

Shareholders also will consider and act upon such other business as may properly come before the Annual General Meeting or any continuation, postponement or adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

The Board of Directors of the Company (the “Board”) has fixed the close of business on April 22, 2026 as the record date (the “Record Date”) for determining the shareholders of the Company entitled to receive notice of, vote at, and attend the Annual General Meeting or any continuation, postponement, or adjournment thereof. No person shall be entitled to vote at the Annual General Meeting unless it is registered as a shareholder of the Company as of the Record Date.

Please see the “Questions and Answers” section in the accompanying proxy statement for more details.

By Order of the Board of Directors
/s/ CJ Xuning Wang
Chairperson of the Board of Directors
April [●], 2026

Your vote is important. Whether or not you expect to attend the Annual General Meeting, we encourage you to read this Proxy Statement and vote over the Internet, by telephone, by requesting and mailing your proxy card as soon as possible, so that your shares may be represented at the Annual General Meeting. For specific instructions on how to vote your shares, please refer to the section titled “Questions and Answers” beginning on page 2 of the Proxy Statement and the instructions on the Notice of Internet Availability.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL GENERAL MEETING TO BE HELD ON JUNE 18, 2026. THIS PROXY STATEMENT, THE NOTICE OF INTERNET AVAILABILITY, AND THE 2025 ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM.

SHARKNINJA, INC.
PROXY STATEMENT
2026 Annual General Meeting
to be held on June 18, 2026
QUESTIONS AND ANSWERS

Our Board is soliciting proxies for our Annual General Meeting to be held on June 18, 2026 at 8:00 a.m., Eastern Time. The Annual General Meeting will be held at the Company’s offices at 89 A Street, Needham, MA, 02494 and virtually at: www.virtualshareholdermeeting.com/SN2026.

As used in this Proxy Statement, references to “we,” “us,” “our,” “SharkNinja,” and the “Company” refer to SharkNinja, Inc. and our consolidated subsidiaries.

On or about April [●], 2026, we first mailed to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials online or in printed form.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, websites referenced in this Proxy Statement is not intended to be incorporated by reference into this Proxy Statement, and references to our website address in this Proxy Statement are inactive textual references only.

Why did I receive a Notice of Internet Availability of Proxy Materials?

In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials, we may send a Notice of Internet Availability of Proxy Materials to shareholders. All shareholders as of the Record Date will have the ability to access the proxy materials on a website referred to in the Notice or to request a printed set of these materials at no charge. You will not receive a printed copy of the proxy materials unless you specifically request one. Instead, the Notice directs shareholders to a website where they can access our proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”), and view instructions on how to vote via the Internet, mobile device, or by proxy card. This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the Annual General Meeting, and help conserve natural resources.

Who is entitled to vote?

Only the holders of record of the ordinary shares of the Company, par value $0.0001 per share (the “Ordinary Shares”) as of the close of business on the Record Date are entitled to receive notice of, vote at, and attend the Annual General Meeting and any continuation, postponement, or adjournment thereof. No person shall be entitled to vote at the Annual General Meeting unless it is registered as a shareholder of the Company as of the Record Date. As of the close of business on the Record Date, [●] Ordinary Shares were issued and outstanding. Each Ordinary Share issued and outstanding as of the Record Date is entitled to one vote at the Annual General Meeting.

What matters am I voting on?

The following items will be voted upon at the Annual General Meeting:

•Proposal 1: As an ordinary resolution, the re-appointment of seven directors, each to serve for a term ending at the annual general meeting of the Company to be held in 2027 or until such person resigns or is removed in accordance with the terms of the Company’s Amended and Restated Memorandum and Articles of Association;
•Proposal 2: As an ordinary resolution, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
•Proposal 3: As an ordinary resolution, the approval, on a non-binding advisory basis, of the compensation of our named executive officers;

•Proposal 4: As an ordinary resolution, the selection, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers; and
•Proposal 5: As a special resolution, the approval of an Amendment and Restatement of our Amended and Restated Memorandum and Articles of Association.

Shareholders also will consider and act upon such other business as may properly come before the Annual General Meeting or any continuation, postponement or adjournment thereof.

What are the recommendations of our Board?

The Board recommends that you vote:

•Proposal 1: “FOR” the re-appointment of the seven director nominees named in this Proxy Statement;
•Proposal 2: “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
•Proposal 3: “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers;
•Proposal 4: “ONE YEAR” as the frequency of future advisory votes on the compensation of our named executive officers; and
•Proposal 5: “FOR” the Amendment and Restatement of our Amended and Restated Memorandum and Articles of Association.

How do I vote?

Each ordinary resolution to be put to vote at the Annual General Meeting, with the exception of Proposal 4, will be approved by a simple majority of the votes cast, by or on behalf of, the shareholders who, being entitled to do so, are present, in person or by proxy, and vote at the Annual General Meeting. For Proposal 4, the option that receives the greatest number of votes, by or on behalf of, the shareholders who, being entitled to do so, are present, in person or by proxy, and vote at the Annual General Meeting will constitute the shareholders’ non-binding selection with respect to the frequency of future advisory votes to approve the compensation of our named executive officers. Each special resolution to be put to vote at the Annual General Meeting will be approved by at least two-thirds of the shareholders who, being entitled to do so, are present, in person or by proxy, and vote at the Annual General Meeting.

Voting via the Internet or by mobile device helps save money by reducing postage and proxy tabulation costs. Each of these voting methods is available 24 hours per day, seven days per week. To vote by any of these methods, read this Proxy Statement, have your Notice or proxy card in hand, and follow the instructions set forth in the Notice or proxy card, as the case may be.

Proxies submitted by registered shareholders and street name shareholders (whether by Internet or by returning the proxy card) must be received by us no later than 11:59 p.m., Eastern Time, on June 17, 2026 to ensure your representation at the Annual General Meeting.

If you own Ordinary Shares of record and you do not vote by Internet, mobile device, in person or by proxy, or at the Annual General Meeting, your shares will not be voted.

The manner in which your shares may be voted depends on how your shares are held.

•Registered Shareholders. If our Ordinary Shares are registered directly in your name with our transfer agent, you are considered the shareholder of record with respect to those shares and the Notice was provided to you directly by us. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual General Meeting. Registered shareholders attending the Annual General Meeting in person will be given a ballot upon request.

•Street Name Shareholders. If our Ordinary Shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name”, and the

Notice was forwarded to you by your broker or nominee, who is considered to be the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual General Meeting. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares live at the Annual General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker, bank, or other nominee will provide a voting instruction form for you to use. Duly appointed proxy holders attending the Annual General Meeting in person will be given a ballot upon request.

How do I attend the 2026 Annual General Meeting?

The Annual General Meeting will be held at the Company’s offices at 89 A Street, Needham, MA, 02494 and virtually at: www.virtualshareholdermeeting.com/SN2026, on June 18, 2026, at 8:00 a.m. Eastern Time. Any shareholder wishing to attend the Annual General Meeting must register in advance. Shareholders will have the opportunity to ask questions at the Annual General Meeting during designated periods.

To register for and attend the Annual General Meeting, please follow these instructions, as applicable:

•In person: If you plan to attend the Annual General Meeting in person, please note that attendance will be limited to shareholders as of the Record Date. Each shareholder may be asked to present valid photo identification, such as a driver’s license or passport. Shareholders holding shares in brokerage accounts or by a bank or other nominee may be required to show a brokerage statement or account statement reflecting share ownership as of the Record Date.

•Virtually: In order to attend and participate in the Annual General Meeting virtually, you will need to visit www.virtualshareholdermeeting.com/SN2026 and you will be required to enter the 15-digit control number included on your Notice, on your proxy card (if you received a printed copy of the proxy materials), or on the instructions that accompanied your proxy materials to access the meeting. If you are the beneficial owner of shares held in “street name” (that is, you hold your shares through a broker, bank or other holder of record), you must register in advance to gain access to the Annual General Meeting and obtain a proxy issued in your name from that holder of record in order to vote your shares or ask questions during the Annual General Meeting. You may also vote online during the Annual General Meeting by following the instructions provided on the meeting website during the Annual General Meeting. To vote virtually at the Annual General Meeting, visit www.virtualshareholdermeeting.com/SN2026 and log in using the aforementioned information.

How are proxies solicited for the Annual General Meeting?

We will pay the cost of soliciting proxies for the Annual General Meeting. We may solicit by mail, telephone, personal contact, and electronic means and arrangements are made with brokerage houses and other custodians, nominees, and fiduciaries to send the Notice, and if requested, the proxy materials, to shareholders. Upon request, we will reimburse them for their reasonable expenses. In addition, our directors, officers, and employees may solicit proxies, either in person, by telephone, or by other means of communication (without any additional compensation). Shareholders are encouraged to return their proxies promptly.

Who are the proxy holders and how were they selected?

The proxy holders are CJ Xuning Wang and Pedro J. Lopez-Baldrich, each of whom was selected by our Board and is a director and/or an officer of the Company.

What is the effect of giving a proxy?

Ordinary Shares that are properly voted via the Internet, mobile device, or for which proxy cards are properly executed and returned within the deadline set forth below, will be voted at the Annual General Meeting in accordance with the directions given.

If no specific voting instructions are given in such proxy cards, the proxy holder will vote your shares as follows:

•“FOR” the re-appointment of the seven director nominees named in this Proxy Statement (Proposal 1);
•“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026 (Proposal 2);
•“FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers (Proposal 3);
•“ONE YEAR” as the frequency of future advisory votes on the compensation of our named executive officers (Proposal 4); and
•“FOR” the Amendment and Restatement of our Amended and Restated Memorandum and Articles of Association (Proposal 5).

The proxy holders will also vote in the discretion of such proxy holders on any other matters that may properly come before the Annual General Meeting, or at any continuation, postponement, or adjournment thereof.

Proxies submitted by registered shareholders and street name shareholders (whether by Internet or by returning the proxy card) must be received by us no later than 11:59 p.m., Eastern Time, on June 17, 2026 to ensure your representation at the Annual General Meeting.

May I change my vote after I return my proxy card?

If you are a registered shareholder, you may revoke your proxy or change your voting instructions at any time before shares are voted at the Annual General Meeting by submitting a written notice of revocation to our Corporate Secretary at 89 A Street, Needham, MA, 02494, or a duly executed proxy (via the Internet, mobile device, or by returning a proxy card) bearing a later date (which must be received by us no later than the date set forth below), or by attending the Annual General Meeting in person or virtually and voting during the meeting.

If you are a street name shareholder, your bank, brokerage firm, or other nominee holding the shares can provide you with instructions on how to change your vote or revoke your proxy.

If you are not planning to attend our Annual General Meeting, to ensure your representation at our Annual General Meeting, any changes to the voting instructions of proxies previously submitted by registered shareholders and street name shareholders (whether by internet or by mailing a proxy card) must be received by us no later than 11:59 p.m., Eastern Time, on June 17, 2026.

Simply logging into the Annual General Meeting online or attending in person will not, by itself, revoke your proxy.

What is a quorum?

A quorum is the minimum number of shares required to be present, in person or by proxy, at the Annual General Meeting for the meeting to be properly held under our Amended and Restated Memorandum and Articles of Association. One or more shareholders holding in aggregate not less than one-third of all voting share capital of the Company (being the Ordinary Shares) in issue and entitled to vote, present in person or by proxy, constitutes a quorum of the shareholders. As of the close of business on the Record Date, [●] Ordinary Shares were issued and outstanding.

What are abstentions and broker non-votes?

Abstentions and “broker non-votes” (as defined below), while considered present for the purposes of establishing a quorum, will have no effect on the outcome of any proposal.
Brokerage firms and other intermediaries holding our Ordinary Shares in street name for their customers are required to vote such shares in the manner directed by their customers. If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank, or other agent how to vote your shares, your broker, bank, or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (“NYSE”), brokers, banks, and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters. A “broker non-vote” occurs when a broker, bank, or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank, or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules. The proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 is considered a “routine” matter, such that, absent direction from you, your broker may vote your shares in its discretion on Proposal 2. Your broker will not have discretion to vote on Proposals 1, 3, 4, and 5, which are “non-routine” matters. Broker non-votes will have no effect on the outcome of Proposals 1, 3, 4, and 5.

How many votes are needed for approval of the proposals?

No.	Proposal Description	Voting Options	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Appointment of directors	“For”, “Against”, or “Abstain”	The affirmative vote of the holders of a majority of the voting power of the Ordinary Shares who, being entitled to do so, are present in person or by proxy and vote “FOR” or “AGAINST” this proposal.	No effect	No effect
2	Ratification of appointment of EY	“For”, “Against”, or “Abstain”	The affirmative vote of the holders of a majority of the voting power of the Ordinary Shares who, being entitled to do so, are present in person or by proxy and vote “FOR” or “AGAINST” this proposal.	No effect	None expected(1)
3	Advisory vote on executive compensation	“For”, “Against”, or “Abstain”	The affirmative vote of the holders of a majority of the voting power of the Ordinary Shares who, being entitled to do so, are present in person or by proxy and vote “FOR” or “AGAINST” this proposal.	No effect	No effect
4	Advisory vote on frequency of shareholder advisory votes on executive compensation	“One year, “Two years”, “Three years”, or “Abstain”	The option — every one, two, or three years — that receives the greatest number of the votes, by or on behalf of the shareholders who, being entitled to do so, are present in person or by proxy and vote at the Annual General Meeting, will constitute the shareholders’ non-binding selection with respect to the frequency of future advisory votes to approve the compensation of our named executive officers.	No effect	No effect
5	Approve an amendment and restatement of our Memorandum and Articles	“For”, “Against”, or “Abstain”	The affirmative vote of the holders of at least two-thirds of the shareholders who, being entitled to do so, are present in person or by proxy and vote on the proposal.	Against	No effect

(1)We expect this proposal will be considered a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote your shares on this proposal. Therefore, we do not expect there to be any broker non-votes.

Where can I find the voting results of the Annual General Meeting?

Voting results will be tabulated and certified by the inspector of elections appointed for the Annual General Meeting. If possible, the preliminary voting results will be announced at the Annual General Meeting, and the final results will be reported in a Current Report on Form 8-K filed with the SEC within four business days after the Annual General Meeting. If the official results are not available at that time, we will provide preliminary voting results in a Form 8-K and the final results in an amendment to that report as soon as they become available.

PROPOSAL 1 – APPOINTMENT OF DIRECTORS

Our Board has nominated the following seven directors for re-appointment at the Annual General Meeting: Mark Barrocas, Kathryn J. Barton, Peter Feld, Chi Kin Max Hui, Barney Tianhao Wang, Timothy R. Warner, and Jason M. Wortendyke.

Pursuant to the Company’s Amended and Restated Memorandum and Articles of Association, CJ Xuning Wang, for so long as he and/or his affiliates continue to remain beneficial owners of at least 30% of the Company’s issued and outstanding shares, shall have the right, but not the obligation, to appoint one director to the Board and, where appointed, such director will serve as the Chairperson of the Board. Mr. Wang has appointed himself as a director in connection with the annual general meeting of the Company held in 2024 and therefore will continue to be appointed as a director of the Company and as the Chairperson of the Board without further action required from the shareholders. Accordingly, Mr. Wang is not included on the ballot as a director nominee to be voted on by the Company’s shareholders.

Dennis Paul will not stand for re-appointment at the Annual General Meeting. The Board would like to recognize Mr. Paul for his service and his contributions as a member of the Board.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the seven director nominees nominated by the Board in this Proxy Statement. The Board has no reason to believe that any nominee will be unavailable or will decline to serve as a director. If any of the nominees is unable or declines to serve as a director at the time of the Annual General Meeting, the proxies will be voted for a substitute nominee designated by the Board to fill the vacancy. Each nominee has agreed to serve as a director of the Company if appointed.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that each of Mark Barrocas, Kathryn J. Barton, Peter Feld, Chi Kin Max Hui, Barney Tianhao Wang, Timothy R. Warner, and Jason M. Wortendyke be re-appointed as directors of the Company, each to hold office in accordance with the articles of association of the Company.”

THE BOARD RECOMMENDS THAT YOU VOTE
“FOR” EACH OF THE SEVEN DIRECTOR NOMINEES LISTED IN THIS PROXY STATEMENT.

Information About Continuing Directors and Director Nominees

Our continuing directors and director nominees are as follows:

Name	Age	Position
CJ Xuning Wang	57	Chairperson and Refounder
Mark Barrocas	54	Chief Executive Officer, Director, and Co-Refounder
Kathryn J. Barton	64	Director
Peter Feld*	60	Director
Chi Kin Max Hui	52	Director
Barney Tianhao Wang	30	Director
Timothy R. Warner	75	Director
Jason M. Wortendyke	49	Director

*Lead Independent Director

CJ Xuning Wang is an engineer, inventor, global business leader, and philanthropist. He has served as the Chairperson of our Board since 2017, as the Chairman of JS Global since 2019, and recognized as the Refounder of SharkNinja since 2025. He also served as Chief Executive Officer of JS Global from 2019 to March 2026. He has also served as the Executive Director of JS Global since 2018. Mr. Wang is the founder of Joyoung. He invented the first fully automatic household soymilk maker in 1994 and has been instrumental in the development of soymilk maker industry. Mr. Wang served as the Chairman of Joyoung from 2007 to 2022 and General Manager and President of Joyoung from 2007 to 2019. In 2017, he acquired SharkNinja, helping usher in a new era of growth at the company. In 2023, he was instrumental in helping lead SharkNinja to independently list on the New York Stock Exchange. Mr. Wang holds a Masters of Business Administration from China Europe International Business School (CEIBS) and a Bachelor of Electric Traction and Transmission Control from Beijing Jiaotong University. The Board believes that Mr. Wang’s extensive industry experience and leadership roles qualify him to serve as a member of the Board.

Mark Barrocas has served as our President since 2008, a member of our Board and our Chief Executive Officer since 2023, was our co-owner from 2008 to 2017, and was recognized as the Co-Refounder of SharkNinja since 2025. During his tenure, Mr. Barrocas has demonstrated consistent commitment to SharkNinja and has driven our net sales growth, profitability and strategic expansion into new product categories and markets. Since 2008, Mr. Barrocas has focused on leading our rapid product innovation, international expansion, continuous development of consumer insights and agile operations, while developing an award-winning corporate culture and team infrastructure that has driven our 5-star consumer experience and built a portfolio of trusted global brands. Under Mr. Barrocas’ leadership, our business has expanded to fifteen countries and twenty-one offices around the world. His belief and commitment to delivering speed, performance, quality and value to our global consumers has enabled us to achieve #1 in market share in the United States for small household appliances and #1 in market share in the United Kingdom for vacuum sales. Mr. Barrocas also served as Global President of JS Global from 2019 to 2023. Mr. Barrocas holds a Bachelor of General Studies from the University of Michigan. Prior to joining SharkNinja, Mr. Barrocas held several senior leadership positions, including as the President of Aramark Uniform Services and the President of Broder Bros Co. Mr. Barrocas also serves on the Board of the JCC of Greater Boston and is philanthropically committed to various other organizations in the Greater Boston community and nationally. The Board believes that Mr. Barrocas’ management experience and business expertise, including his prior executive-level leadership, give him the operational expertise, breadth of knowledge and understanding of our industry that qualify him to serve as a member of the Board.

Kathryn J. Barton has served as a member of our Board since July 2024. She currently serves as the Global CEO of Dentons since September 2024 and has over 35 years of global governance and public accounting and tax expertise. Ms. Barton previously held several roles at EY. Ms. Barton served as the Global CEO of EY’s Tax, Law and People Advisory Services business from 2018 to 2022, and prior to that was the Americas and US CEO of EY’s Tax business from 2009 to 2018. During her time at EY, Ms. Barton gained significant board experience having served on many of EY’s Global Executive Committees providing strategic direction, risk management, feedback on succession planning, workplace culture, board effectiveness, compensation, privacy and cyber-related technology, DE&I and strategic workforce planning. Ms. Barton holds a Bachelor of Science in Business Administration from Boston University, a Juris Doctor from Boston College Law School, and an LLM in Taxation from Boston University School of Law. She is both a CPA and a lawyer. The Board believes that Ms. Barton’s extensive financial, accounting, and strategic experience qualifies her to serve as a member of the Board.

Peter Feld has served as a member of our Board since July 2023. Mr. Feld served as Chief Executive Officer of Barry Callebaut Group from 2023 until January 2026. He previously served as Chief Executive Officer at Jacobs Holding AG in 2023 and Chief Executive Officer at GFK Group from 2017 to 2022. Mr. Feld holds a Masters in Mechanical Engineering from RWTH Aachen University. The Board believes that Mr. Feld’s extensive management and business experience qualifies him to serve as a member of the Board.

Chi Kin Max Hui has served as a member of our Board since July 2023. Mr. Hui previously served as a director of our Board from 2017 to 2020 and as a member of the JS Global Board from 2019 to 2023. He also served as a director of Nova Credit Limited from 2022 until 2024, and has served as a managing director of CDH Investments since 2012 and an investment committee member of its private equity division since 2018. He also serves as a director of multiple private companies. Since June 2025, Mr. Hui has served as an independent, non-executive director for TCL Electronics, a company that is publicly traded on the Hong Kong Stock Exchange. Mr. Hui previously served as the Chief Executive Officer of CDH Investment Advisory Private Limited from 2013 to 2022. Mr. Hui holds a Bachelor of Science, Chemical Engineering from the University of California, Berkeley and a Master of Engineering from Princeton University. The Board believes that Mr. Hui’s extensive experience in investment management and board service at a number of public and private companies qualify him to serve as a member of the Board.

Barney Tianhao Wang has served as a member of our Board since July 2024. He has served as Director, Global Robot Commercialization at the Company since 2025, and previously served in a number of other positions in Strategic Sales and Analytics since joining the Company in 2020. Prior to joining SharkNinja, Mr. Wang served as an investment analyst at the Clocktower Group. Mr. Wang holds a Bachelor of Arts from Columbia University and Master of Science in Business from Babson College. Mr. Wang is the son of CJ Xuning Wang, the Chairperson of our Board. The Board believes that Mr. Wang’s knowledge of the Company’s sales operations and analytical expertise qualify him to serve as a member of the Board.

Timothy R. Warner has served as a member of our Board since July 2023. Mr. Warner previously served as a member of the JS Global Board from 2019 to 2023. He is currently the Vice Provost for Budget and Auxiliaries Management at Stanford University, a position held since 1994. He served as Co-President of the Board of Trustees of Western Reserve Academy in Hudson, Ohio from 2010 to 2021. Mr. Warner holds a Bachelor of Arts from Wesleyan University and a Master of Business Administration from the Graduate School of Business at Stanford University. The Board believes that Mr. Warner’s extensive experience in financial management and strategic planning qualifies him to serve as a member of the Board.

Jason M. Wortendyke has served as a member of our Board since January 2026. He is currently a Managing Director and the Head of Midwest Investment Banking at Cantor Fitzgerald, a role he has held since joining that firm in 2024. He brings more than 25 years of experience leading strategic transactions across the industrial, consumer, and services sectors. Prior to joining Cantor Fitzgerald, Mr. Wortendyke served as Midwest Market Leader for Citigroup overall, and as Global Head of Citi’s Capital Goods & Industrial Technology Investment Banking practice. Previously, he held other senior leadership roles at Citigroup, Credit Suisse, and UBS in Chicago, London and Hong Kong. Mr. Wortendyke holds a Bachelor of Arts from Princeton University in Economics and a certificate in East Asian Studies. He serves as a Vice Chair of the Board of Trustees of The Field Museum in Chicago and is a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago. The Board believes that Mr. Wortendyke’s extensive strategic transaction experience and experience across sectors qualify him to serve as a member of the Board.

CORPORATE GOVERNANCE

Director Independence

The Board determines the independence of our directors by applying the independence standards established by the NYSE and the SEC. Under those standards, a director is independent only if the Board affirmatively determines that the director has no material relationship with the Company or any relationship, which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The standards also specify various relationships that preclude a determination of director independence, which may include commercial, industrial, consulting, legal, accounting, charitable, family and other business, professional and personal relationships.

Applying these standards, the Board annually reviews the independence of the Company’s directors, taking into account all relevant facts and circumstances. In its most recent review, the Board considered, among other things, the relationships that each non-employee director has with the Company and all other facts and circumstances the Board believed were relevant. Based upon this review, the Board determined that, other than our Chairperson, Mr. CJ Xuning Wang, our Chief Executive Officer, Mr. Mark Barrocas, and Mr. Barney Tianhao Wang, all of our directors are independent. Further, all of the Board committees consist entirely of independent directors.

Board of Directors Meetings and Committees

Our Board held 7 meetings in 2025. No director attended fewer than 75% of the meetings of the board and of the committees thereof upon which he or she served in 2025.

Pursuant to our Corporate Governance Guidelines, all directors are expected to attend the annual meeting of shareholders. We held our 2025 annual general meeting on June 20, 2025, which was attended by seven of our eight then serving directors.

Leadership Structure

Our Board has determined to keep separate the positions of Chairperson and Chief Executive Officer at this time. This permits our Chief Executive Officer to concentrate his efforts primarily on managing the Company’s business operations and development, while our Chairperson can focus on, among other things, communications and relations between our Board and senior management and consideration by our Board of the Company’s strategies and policies. Our Corporate Governance Guidelines provide that if the position of Chairperson is not independent, the independent directors will select a Lead Independent Director.

The Board recognizes that when the positions of Chairperson and Chief Executive Officer are combined, or when the Chairperson is not an independent director, it is imperative that the Board elect a strong Lead Independent Director with a clearly defined role and robust set of responsibilities. The duties for the Lead Independent Director are outlined below:

•serving as liaison between the Company’s management and Independent Directors;
•facilitating discussion and open dialogue among the Independent Directors during Board meetings, executive sessions and outside of Board meetings;
•presiding at executive sessions of Independent Directors and calling meetings of the Independent Directors;
•being consulted regarding Board meeting agendas, materials and schedules, including to ensure that there is sufficient time for discussion of all agenda items; and
•ensuring availability for consultation and direct communication with significant shareholders of the Company, if requested and in coordination with management.

Our Lead Independent Director, Mr. Feld, has complex business leadership experience and an extensive background in global consumer goods and services that the Board believes amplifies his role as Lead Independent Director. Each term of service in the Lead Independent Director position is one year.

Our Board believes that our current structure, led by Mr. Wang and Mr. Feld, allows the Board to focus on significant strategic, governance, and operational issues, provides critical and effective leadership, and fosters a Board environment in which our independent directors can work together, provide oversight of our performance, and hold our management and senior leadership accountable, all of which we believe will benefit the long-term interests of our shareholders.

Executive Sessions of the Board

The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. Our Chairperson presides at these meetings.

Risk Oversight

Our Board’s primary function is one of oversight. Our Board as a whole has responsibility for risk oversight and reviews management’s risk assessment and risk management policies and procedures. Our Audit Committee discusses with our management major financial risk exposures and reports its findings to our Board in connection with our Board’s risk oversight review. Our Compensation Committee is responsible for creating incentives that encourage behavior consistent with our business strategy, without encouraging undue risk-taking.

We believe our leadership structure is appropriate for the Company because it ensures accountability for oversight of particular kinds of risks reasonably expected to be faced by the Company is based on the expertise and qualifications of the person(s), in such position(s) and/or on such committee(s), as are primarily responsible for oversight and management of such particular risks. We also, as described elsewhere herein, make efforts to attract and retain the highest quality directors. By providing that particularly qualified persons are in the position(s) to oversee, mitigate and otherwise manage each particular kind of risk reasonably expected to be faced by the Company, our leadership structure is appropriate to manage risk oversight by the Company.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions, orientation of new directors, continuing education for directors, Board and director candidates’ skills and perspectives and other policies for the governance of the Company. Our Corporate Governance Guidelines are available on our website at ir.sharkninja.com/governance/governance-documents/default.aspx. The Corporate Governance Guidelines are reviewed annually by our Nominating and Corporate Governance Committee, and changes are recommended to the Board.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our executive officers, directors, and employees. The Code of Business Conduct and Ethics codifies the business and ethical principles that govern all aspects of our business. We will provide, without charge, upon request, copies of our Code of Business Conduct and Ethics. Requests for copies of our Code of Business Conduct and Ethics should be sent in writing to SharkNinja, Inc., 89 A Street, Needham, MA 02494, Attn: Corporate Secretary. Readers can also obtain a copy of our Code of Business Conduct and Ethics on our website at ir.sharkninja.com/governance/governance-documents/default.aspx. Any amendments or waivers of our Code of Business Conduct and Ethics pertaining to a director or one of our executive officers will be disclosed on our website at the above-referenced address.

Insider Trading Policy

The Company has adopted an Insider Trading Policy that governs transactions in our securities by the Company’s officers, directors and employees. This policy is designed to ensure compliance with applicable insider trading laws, rules, and regulations. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to the 2025 Annual Report.

Board Committees

Audit Committee

We have an Audit Committee of the Board, which currently consists of Ms. Barton, Mr. Paul, and Mr. Warner, with Ms. Barton serving as chair. Effective as of the Annual General Meeting, Mr. Hui will replace Mr. Paul as an Audit Committee member. Each member of the Audit Committee is independent under the applicable NYSE listing standards.

The Audit Committee met 5 times in 2025. Our Board has adopted a written charter for the Audit Committee, which is available on our principal corporate website at ir.sharkninja.com/governance/governance-documents/default.aspx. The purpose of the Audit Committee is to assist the Board in monitoring the integrity of the annual, quarterly and other financial statements of the Company, the independent auditor’s qualifications and independence, the performance of the Company’s independent auditor and the compliance by the Company with legal and regulatory requirements. appoint, retain, set compensation of, and supervise our independent accountants, review the results and scope of the audit and other accounting related services and review our accounting practices and systems of internal accounting and disclosure controls. The Audit Committee’s duties, which are specified in the Audit Committee Charter, include, but are not limited to:

•appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
•discussing with our independent registered public accounting firm their independence from management;
•reviewing with our independent registered public accounting firm the scope and results of their audit;
•approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;
•overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
•reviewing our policies on risk assessment and risk management;
•reviewing related person transactions; and
•establishing procedures for the confidential, anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Audit Committee Financial Expert

As required by the NYSE listing standards, the Audit Committee is at all times composed exclusively of independent directors who are financially literate. In addition, the Audit Committee has, and will continue to have, at least one member who has accounting or related financial management expertise. The Board has determined that Ms. Barton satisfies the NYSE’s requirements and also qualifies as an “audit committee financial expert” as defined in Regulation S-K Item 407(d)(5)(ii).

Nominating and Corporate Governance Committee

We have a Nominating and Corporate Governance Committee, which currently consists of Mr. Hui, Mr. Feld, and Mr. Paul, with Mr. Hui serving as chair. Effective as of the Annual General Meeting, Mr. Paul no longer will serve as a Nominating and Corporate Governance Committee member. Each member of the Nominating and Corporate Governance Committee is an “independent director” as defined under NYSE listing standards. The Nominating and Corporate Governance Committee met 3 times in 2025. Our Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our principal corporate website at ir.sharkninja.com/governance/governance-documents/default.aspx.

Guidelines for Selecting Director Nominees

The Nominating and Corporate Governance Committee considers persons identified by its members, management, shareholders, investment bankers and others. Candidates will be reviewed in the context of current composition of the Board (including the wide range of backgrounds, experiences, and viewpoints of the Board), the operating requirements of the Company and the long-term interests of the shareholders. Currently, the guidelines for selecting nominees, which are specified in the Nominating and Corporate Governance Committee Charter, generally provide that qualifications of persons to be nominated include experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, potential conflicts of interest and such other relevant factors.

The Nominating and Corporate Governance Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The Nominating and Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and varied mix of board members. The Nominating and Corporate Governance Committee will consider and evaluate persons recommended by shareholders in the same manner as it considers and evaluates other potential directors.

Compensation Committee

We have a Compensation Committee, which currently consists of Mr. Warner, Mr. Feld, and Mr. Wortendyke, with Mr. Warner serving as chair. Mr. Barney Tianhao Wang served on the Compensation Committee during fiscal year 2025 and has no longer served on the Compensation Committee since December 31, 2025, in connection with our transition to a domestic filer. Mr. Wortendyke subsequently was appointed to the Compensation Committee on January 5, 2026. Each member of the Compensation Committee is an “independent director” as defined under NYSE listing standards. The Compensation Committee met 5 times in 2025. Our Board has adopted a written charter for the Compensation Committee, which is available on our principal corporate website at ir.sharkninja.com/governance/governance-documents/default.aspx. Our Compensation Committee is responsible for, among other things:

•reviewing, modifying and approving our overall compensation strategy and policies;
•reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;
•overseeing our compensation and employee benefit plans; and
•appointing and overseeing any compensation consultants.

Compensation Committee Interlocks and Insider Participation

With the exception of Barney Tianhao Wang, who is the son of CJ Xuning Wang, the Chairperson of the Board, and has served as an employee of SharkNinja from 2020 through the present day, no person who served as a member of the Compensation Committee of our Board of Directors during the last completed fiscal year (a) was, during the fiscal year, an officer or employee of ours; (b) was formerly an officer of the registrant; or (c) had any relationship requiring disclosure by us under any paragraph of Item 404 of Regulation S-K.

None of the Company’s executive officers serves as a director or a member of the compensation committee of any entity that has one or more executive officers serving on the Board or the Compensation Committee.

EXECUTIVE LEADERSHIP

Set forth below is the name, age and certain information regarding each of our executive officers other than Mr. Mark Barrocas, whose biographical information is presented above.

Name	Age	Position
Adam Quigley	38	Chief Financial Officer, EVP
Pedro J. Lopez-Baldrich	53	Chief Legal Officer, EVP
Neil Shah	49	Chief Commercial Officer, EVP

Adam Quigley has served as our Chief Financial Officer, EVP, since 2025, previously serving as our Senior Vice President of Finance – Global Business Planning from 2024 to 2025, Senior Vice President of Global FP&A and Strategic Finance from 2022 to 2024, Vice President of FP&A from 2019 to 2022, and in various finance leadership roles within FP&A from 2015 to 2019. Mr. Quigley holds a Masters of Business Administration, Strategy and Finance, from the University of Michigan and Bachelor of Science degrees in Finance and Management from Arizona State University.

Pedro J. Lopez-Baldrich has served as our Chief Legal Officer, EVP, since 2018. Mr. Lopez-Baldrich holds a Masters of Law degree from Georgetown University, a Juris Doctorate from St. John’s University and a Bachelor of International Business from Drake University.

Neil Shah has served as our Chief Commercial Officer, EVP since 2018, previously serving as our EVP Sales & Marketing from 2016 to 2018, Senior Vice President, Strategic Sales from 2011 to 2016, VP of Strategic Sales & Corporate Planning from 2008 to 2011, Director of Strategic Sales & Marketing in 2008 and Manager—Sales Planning & Analysis from 2007 to 2008. Mr. Shah holds a Masters of Business Administration from Bentley University.

EXECUTIVE OFFICER COMPENSATION

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis section describes our compensation approach and programs for our named executive officers (“NEOs”), which include our Chief Executive Officer, Chief Financial Officer, former Chief Financial Officer, and our only other two executive officers serving during the fiscal year ended December 31, 2025. Except as otherwise indicated, the information in this section relates to the compensation of our NEOs, and the principles underlying our executive compensation policies, in respect of fiscal year 2025. Our NEOs for the fiscal year ended December 31, 2025 were as follows:

•Mark Barrocas, Chief Executive Officer and Director;
•Adam Quigley, Chief Financial Officer, EVP;
•Patraic Reagan, Former Chief Financial Officer, EVP;
•Pedro J. Lopez-Baldrich, Chief Legal Officer, EVP; and
•Neil Shah, Chief Commercial Officer, EVP.

The following discussion relates to the compensation of our NEOs whose compensation is disclosed below, as well as the overall principles underlying our executive compensation policies.

Our executive compensation program has been designed to attract, motivate, reward, and retain a highly talented team of executive officers. The program seeks to align executive compensation with our annual and longer-term business objectives. Our executive compensation program is designed to achieve the following objectives:

•provide competitive compensation opportunities in order to attract and retain talented, high performing and experienced executive officers, whose knowledge, skills and performance are critical to our success;
•motivate our executive officers to achieve our business and financial objectives;
•align the interests of our executive officers with those of our shareholders and our own corporate goals and objectives by tying a significant portion of compensation directly to the long-term value and growth of our business and setting this portion at a level above normal industry practice;
•provide incentives that encourage appropriate levels of risk taking and that do not encourage excessive risk taking behavior by our executive officers.

Business Highlights: Transformational Growth as a Public Company

For additional information regarding our financial results, please see our 2025 Annual Report, including “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Adjusted EBITDA is a non-GAAP measure. See Annex A for reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Mark Barrocas has been instrumental as Chief Executive Officer and Co‑Refounder, in partnership with our Chairman CJ Wang, SharkNinja’s Refounder, in reshaping SharkNinja into a global product innovation powerhouse. Under Mark’s leadership since 2008, SharkNinja has evolved from a modest home-appliance business to a $6.4 billion enterprise in 2025, serving millions of consumers across 38 international markets and 38 product categories, while rallying 4,100+ associates behind a steadfast commitment to delivering innovation, quality, and value.

Throughout his 18-year tenure, Mark has orchestrated a series of initiatives which have transformed the business, including, most notably, listing SharkNinja on the New York Stock Exchange in 2023—advancing the mission to positively impact people’s lives every day in every home around the world.

Since going public in the U.S., we believe the Company has delivered exceptional performance. The highlights of our 2025 performance versus our 2022 performance (our last full fiscal year prior to our NYSE listing) include:

•Net sales increased 72.1% from $3,717.4 million to $6,399.2 million.

•Net cash provided by operating activities increased 209.3% from $205.0 million to $634.1 million.
•Gross margin improved from 37.9% in 2022 to 49.0% in 2025, or 1,110 basis points.
•Net income increased 201.8% from $232.4 million to $701.4 million.
•Adjusted EBITDA increased 118.5% from $519.6 million to $1,135.5 million.
•Market capitalization increased 250% from $4.2 billion as of the opening bid on July 31, 2023 (our first day of trading on the NYSE) to $14.6 billion as of the closing of trading on March 16, 2026, reflecting growth of 243% in share price.

Determination of Compensation

Our Board, in consultation with senior management and outside consultants Willis Towers Watson, has determined the appropriate forms and levels of compensation for our NEOs, taking into account each of their experience and roles as well as the compensation practices of companies in our industry with similar scale, growth, and profitability characteristics, and in the U.S. public markets in general. Specifically, in determining the base salaries and equity awards that will be provided to executives annually, including in fiscal 2025, our Board considers each executive’s individual performance and expected future contributions, the Company’s overall performance and strategic objectives, market compensation for comparable positions at peer group companies, retention objectives, and the need to align executive compensation with shareholder interests and the Company’s short- and long-term strategic goals.

The Compensation Committee is charged with approving executive compensation packages that meet these goals. In making decisions about aggregate and individual executive compensation, the Compensation Committee relies on the experience of its members as well as subjective considerations of various factors, including individual and corporate performance, our strategic business goals, each executive’s position, experience, level of responsibility, and future potential, and compensation paid by companies of a similar scale, growth, and profitability profile in our industry or in the U.S. public markets in general.

Our Compensation Committee also performs an annual review of our executive officers’ cash compensation and equity holdings to determine whether they provide adequate incentives and motivation to executive officers and whether they adequately compensate the executive officers relative to comparable officers in other companies. As part of this review, management submits recommendations to the Compensation Committee.

For 2025, Willis Towers Watson was engaged by the Compensation Committee, at the discretion and approval of the Compensation Committee, to perform various services to determine and recommend the amount and form of executive and director compensation, which included stakeholder interviews, peer group development, pay market assessments, Compensation Committee meeting presentations and other related services. The Company also engaged Willis Towers Watson to perform additional services unrelated to the services for the Compensation Committee. For 2025, the aggregate fees for services to the Compensation Committee related to determining and recommending executive and director compensation were $285,808, and the aggregate fees for the unrelated additional services to the Company were $496,410. The decision to engage Willis Towers Watson for the unrelated additional services was made by management and was not subject to the approval of the Compensation Committee.

Compensation Peer Group

Our Compensation Committee, with research and advice from Willis Towers Watson, annually reviews the composition of the peer group used for compensation benchmarking. Our Compensation Committee generally seeks to include in this peer group companies that are in similar industries, relevant end market and business model dynamics, or that fall within comparable ranges of financial performance and are listed in the U.S. public markets. These peer companies also drive innovation in their respective end markets and would therefore value the capabilities and experience of our executives to develop new technologies and products. Our compensation peer group used for purposes of setting 2025 pay levels included the following companies:

•Acuity Inc.
•Chart Industries, Inc.
•Chipotle Mexican Grill, Inc.
•Coherent Corp.

•Comfort Systems USA, Inc.
•Deckers Outdoor Corporation
•Garmin Ltd.
•Generac Holdings Inc.
•Keysight Technologies, Inc.
•Lennox International Inc.
•lululemon athletica inc.
•Ralph Lauren Corporation
•RingCentral, Inc.
•Roku, Inc.
•Skechers U.S.A., Inc.
•The Estée Lauder Companies Inc.
•Ulta Beauty, Inc.
•V.F. Corporation
•Vertiv Holdings Co.
•Williams-Sonoma, Inc.

Principal Elements of Compensation

At present, the elements of compensation paid to our executive officers are annual base salaries paid in cash, annual performance bonuses also paid in cash, long-term incentive compensation paid in equity, and certain other benefits, each as further described below.

Base Salaries
Cash salary provides a steady income and is necessary to attract and retain top talent. Generally, initial base salaries of our NEOs were established through arm’s length negotiation at the time the individual executive officer was hired, taking into account their qualifications and experience. Following the determination of initial base salaries, we have conducted an annual review of each NEO’s base salary and have adjusted as necessary to reflect individual contributions and responsibilities and to maintain market competitiveness.
In fiscal 2025, our NEOs were entitled to receive the following base salaries in accordance with the policies described above:

Named Executive Officer	2025 Base Salary ($)
Mark Barrocas Chief Executive Officer and Director	$1,380,000
Adam Quigley(1) Chief Financial Officer, EVP	$600,000
Patraic Reagan Former Chief Financial Officer, EVP	$650,000
Pedro J. Lopez-Baldrich Chief Legal Officer, EVP	$561,165
Neil Shah Chief Commercial Officer, EVP	$628,059

(1)Mr. Quigley’s base salary increased to $600,000 upon his promotion to Chief Financial Officer, effective as of November 6, 2025.

Annual Bonuses

In addition to their base salaries, our NEOs are entitled to receive annual performance bonuses based on the Company’s financial performance and achievement of certain targets in the given year. We believe this drives Company performance, ultimately benefiting our shareholders, as payout is based upon performance against pre-established, realistic goals in line with our corporate strategy. These goals are set by our Compensation Committee, after consultation and recommendation from management, to specifically recognize key factors which we believe will impact shareholder value in both the short- and long-term.

We maintain the Global Annual Bonus Plan (the “Annual Incentive Plan”) to provide an annual opportunity for our employees, including our NEOs, to earn cash bonuses based on the achievement of overall business objectives as well as individual performance objectives. We believe this incentivizes achievement of certain short- and long-term objectives that ultimately benefit our shareholders.

Each of our NEOs is eligible for a target bonus in an amount equal to a percentage of base salary. Payment of the bonus is subject to employment on the date of payment under the Annual Incentive Plan. The annual bonuses for Messrs. Barrocas and Shah are generally determined in accordance with their employment agreements, as further described below, and not awarded under the Annual Incentive Plan. Notwithstanding the foregoing, our Compensation Committee determined to pay Mr. Barrocas’ annual bonus with respect to fiscal 2025 based on achievement of the performance metrics and corresponding payout percentage under the Annual Incentive Plan. Mr. Reagan resigned from his employment with SharkNinja effective September 5, 2025, and as a result, forfeited his bonus eligibility for fiscal 2025. For fiscal 2025, our NEOs’ target bonus percentages were as follows:

Named Executive Officer	2025 Target Bonus Percentage (Percentage of Base Salary)
Mark Barrocas Chief Executive Officer and Director	200%
Adam Quigley(1) Chief Financial Officer, EVP	75%
Patraic Reagan Former Chief Financial Officer, EVP	75%
Pedro J. Lopez-Baldrich Chief Legal Officer, EVP	60%
Neil Shah Chief Commercial Officer, EVP	100%

(1)Mr. Quigley’s target bonus percentage was determined upon his promotion to Chief Financial Officer and became effective with respect to fiscal 2025.

Under the FY25 Annual Incentive Plan, financial objectives included Adjusted Net Sales Growth (weighted 40%) and Adjusted Net Profit Growth (weighted 60%). Based on performance against targets, the FY25 Annual Incentive Plan paid out at 118.5% of target.

Metric	Weighting	Target Goal	Actual Results	Payout (% of target)
Adjusted Net Sales Growth	40%	11.0%	15.7%	121.4%
Adjusted Net Profit Growth	60%	14.0%	21.6%	116.6%
Total Results				118.5%

Based on results, each NEO received the following bonus amounts, with the exception of Mr. Reagan who resigned from his employment with SharkNinja effective September 5, 2025, and as a result, forfeited his bonus eligibility for fiscal 2025.

Named Executive Officer	2025 Target Bonus Amount	2025 Actual Bonus Paid
Mark Barrocas Chief Executive Officer and Director	$2,760,000	$3,270,600
Adam Quigley(1) Chief Financial Officer, EVP	$450,000	$533,250
Patraic Reagan Former Chief Financial Officer, EVP	$487,500	$0
Pedro J. Lopez-Baldrich Chief Legal Officer, EVP	$336,699	$398,989
Neil Shah Chief Commercial Officer, EVP	$628,059	$744,250

2025 Exceptional Leadership Cash Bonuses

For fiscal 2025, the Compensation Committee approved the following bonuses: Mr. Barrocas received a cash bonus of $13 million and Mr. Shah received a cash bonus of $4.4 million. These bonuses were paid in recognition of the strong performance under the leadership of Messrs. Barrocas and Shah. The payment of these bonuses was also intended to address the fact that the tax burden on Messrs. Barrocas and Shah as a result of our separation and distribution from JS Global, which was not determinable at the time of the separation and distribution, was a significant cash burden to each of these employees.

Equity Long-Term Incentive Compensation

We maintain the SharkNinja, Inc. 2023 Equity Incentive Plan (the “EIP”) to award senior team members with time- and performance-based restricted share units (“RSUs”). We intend these equity award grants to incentivize achievement of certain short- and long-term objectives that ultimately benefit our shareholders. The time-based RSUs are generally eligible to vest in three equal annual installments, as further described below. The performance-based RSUs are generally eligible to vest upon the achievement of specified performance targets and meeting certain time-based milestones, as further described below.

Time and Performance Based RSUs

We generally grant time-based and performance-based RSUs to our executive team every three years, instead of annually. For the most recent cycle, we granted time-based and performance-based RSUs at the time of our U.S. listing in 2023. A portion of the time-based RSUs vested on each of February 28, 2024, February 28, 2025 and February 28, 2026, respectively, subject to continued service through the applicable vesting date. The performance-based RSUs were eligible to vest on the same dates based upon performance during fiscal 2023, fiscal 2024 and fiscal 2025, with 15% of such RSUs eligible to vest upon achievement of adjusted net sales, 70% eligible to vest upon achievement of adjusted net profit and 15% eligible to vest upon achievement of adjusted net operating cash inflows, in each case, subject to continued service through the applicable vesting date.

Each of the time and performance-based RSU awards granted prior to fiscal 2026 paid out at 100% of target based on the results for fiscal 2025, as reflected below:

Measures	Weighting	Below Threshold (0% payout)	Threshold (50% payout)	Maximum Level of Performance (100% payout)	FY25 Global Results
Adj. Net Sales	15%	<5% YoY growth	5% YoY growth	10% YoY growth	15.7% YoY growth
Adj. Net Profit	70%	<7% YoY growth	7% YoY growth	12% YoY growth	21.6% YoY growth
Adj. Net Operating Cash Inflows	15%	<7% YoY growth	7% YoY growth	12% YoY growth	42% YoY growth

Chief Financial Officer Promotional RSU Award

In connection with his appointment to interim Chief Financial Officer of the Company, Mr. Quigley was granted a one-time promotional equity award on September 9, 2025, consisting of time-based and performance-based RSUs, in recognition of his high standard of service during his tenure and increase in responsibilities at the Company. Such promotional RSU award is eligible to vest on the same basis as the fiscal 2025 tranche noted above (Time and Performance Based RSUs).

Merit-Based RSU Awards

On April 29, 2025, our Compensation Committee approved the grant of merit-based RSU awards in lieu of merit-based salary increases to reinforce executive alignment with shareholder incentives and promote an employee culture of shared responsibility and stakeholder ownership. Such merit-based RSU awards were granted to each of our NEOs (other than Mr. Barrocas) and are eligible to vest as follows: 25% on each of June 1, 2025, September 1, 2025, December 1, 2025, and February 28, 2026.

Other Features of our Executive Compensation Program

Employment Agreements and Offer Letters

Each of our NEOs has entered into a written employment agreement or offer letter with SharkNinja.

Chief Executive Officer Employment Agreement

In connection with our initial public offering, Mr. Barrocas entered into an amended and restated employment agreement with SharkNinja on July 28, 2023, which provided for compensation generally in the form of (1) annual base salary, (2) an annual target bonus opportunity of 200% of base salary, (3) participation in employee benefits available for all senior executives and (4) a car allowance of $4,000 per month, or alternatively with a leased car of the same or greater value.

In the event of Mr. Barrocas’ termination of employment by us without cause or resignation by Mr. Barrocas for good reason, Mr. Barrocas will be entitled to the following benefits, subject to his execution of a separation and general release agreement: (i) a lump sum payment equal to 1.5 times his then-current base salary, (ii) a lump sum payment equal to 1.5 times his target Annual Bonus (which is 1.5 times 200% of his base salary) and (iii) 18 monthly cash payments each equal to the monthly COBRA premium for himself and his dependents. In the event of Mr. Barrocas receiving any payments or benefits under the agreement that would constitute a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code (the “Code”) and be subject to the excise tax imposed by Section 4999 of the Code, then the sum of all payments payable under the agreement will be reduced so that the sum of all payments is $1.00 less than the amount at which Mr. Barrocas would become subject to the excise tax, unless the taxation of the full amount of all payments would result in a greater amount of payments to Mr. Barrocas on an after-tax basis.

In addition, in the event of Mr. Barrocas’ termination without cause, for good reason, or due to death or disability, he is also eligible to receive a prorated annual bonus for such year in which the termination of employment occurs, based on actual performance through the date of termination.

The employment agreement contains various restrictive covenants including confidentiality, non-competition and non-solicitation terms. The non-competition and non-solicitation obligations remain for 12 months after a termination of employment. If necessary or required by law to enforce the post-termination restrictive covenants, we will pay continuing salary payments for 12 months following his termination of employment at a rate equal to 50% of Mr. Barrocas’ highest salary rate within two years prior to such termination, and these payments will be credited against severance benefits payable in the event of a termination by us without cause or resignation by Mr. Barrocas for good reason.

On February 27, 2026, the Company entered into a second amended and restated employment agreement with Mr. Barrocas, to increase his annual base salary and maximum annual cash incentive compensation opportunity (up to 300% of his base salary), in each case, commencing as of January 1, 2026. All other provisions remain as described above.

Chief Financial Officer Offer Letter

In connection with his employment with SharkNinja and appointment as the Company’s Chief Financial Officer effective on November 6, 2025, Mr. Quigley signed an offer letter, dated as of January 12, 2026. It provides for compensation generally in the form of (1) annual base salary, (2) an annual target bonus opportunity of 75% of base salary, (3) an equity grant under our long-term incentive plan and (4) participation in employee benefits available for all senior executives.

In the event of termination by us without cause or resignation by Mr. Quigley for good reason, Mr. Quigley will be entitled to 12 months of salary continuation and continued health coverage for up to 12 months following his termination, subject to his execution of a separation agreement.

Chief Legal Officer Offer Letter

In connection with his employment with SharkNinja, Mr. Lopez-Baldrich signed an offer letter, dated as of February 8, 2018 and amended as of April 13, 2018, which provides for compensation generally in the form of (1) annual base salary, (2) an annual target bonus opportunity, (3) a long-term incentive program award and (4) participation in employee benefits and a car allowance of $750 per month.

In the event of a termination by us for any reason other than for just cause or resignation by Mr. Lopez-Baldrich for good reason, Mr. Lopez-Baldrich is entitled to salary payments for twelve months and continued health coverage for up to 12 months following his termination, subject to his execution of a separation agreement.

Chief Commercial Officer Employment Agreement

Mr. Shah is party to an employment agreement with us, which provides for compensation generally in the form of (1) annual base salary, (2) an annual target bonus opportunity of 100% of base salary, (3) a long-term incentive program award and (4) participation in employee benefits available for all senior executives and a car allowance of $2,500 per month. The bonus opportunity is based on performance metrics determined by the Board or Compensation Committee in consultation with Mr. Shah prior to commencement of the applicable fiscal year, provided that 50% of the bonus will be based on financial objective performance metrics ranging in payout from 70 to 110% of Mr. Shah’s base salary and the remaining 50% based on individual performance metrics ranging in payout from 0 to 110% of Mr. Shah’s base salary.

In the event of termination by us without cause or resignation by Mr. Shah for good reason, Mr. Shah will be entitled to the following benefits subject to his execution of a separation agreement: (i) a lump sum payment of an amount equal to the sum of Mr. Shah’s current base salary and target annual bonus and (ii) a lump sum payment of an amount equal to 12 times the executive’s monthly COBRA premium for himself and his dependents. In the event of Mr. Shah receiving any payments or benefits under the agreement that would constitute a “parachute payment” within the meaning of Section 280G of the Code and be subject to the excise tax imposed by Section 4999 of the Code, then the sum of all payments payable under the agreement will be reduced so that the sum of all payments is $1.00 less than the amount at which Mr. Shah would become subject to the excise tax, unless the taxation of the full amount of all payments would result in a greater amount of payments to Mr. Shah on an after-tax basis.

In the event of Mr. Shah’s termination of employment due to death or disability, Mr. Shah is also eligible to receive a prorated annual bonus for such year in which the termination of employment occurs, based on actual performance through the date of termination.

The employment agreement contains several restrictive covenants including confidentiality, non-competition and non-solicitation terms. The non-competition and non-solicitation obligations remain for 12 months after a termination of employment.

Severance and Change in Control Benefits

Other than with respect to the individual offer letters, employment agreements and vesting of certain market-based RSU awards upon a change in control as described above, we do not provide severance or change in control benefits for our executive officers. We also do not have any agreements with our NEOs guaranteeing any tax gross-up payments on severance or change in control payments or benefits.

Mr. Reagan did not enter into a severance arrangement in connection with his resignation from his employment with SharkNinja; however, the Company entered into a release agreement with Mr. Reagan on April 3, 2026, pursuant to which a portion of his relocation expenses and sign-on bonus repayment obligations were forgiven (as further described in the footnotes to the Summary Compensation Table).

401(k) Plan, ESPP, Other Employee Benefits

We maintain a 401(k) plan that provides eligible U.S. employees, including our NEOs, with an opportunity to save for retirement on a tax-advantaged basis. We also offer our employees, including our NEOs, the opportunity to purchase Ordinary Shares of the Company at a discount under our 2023 Employee Share Purchase Plan (the “ESPP”). Pursuant to the ESPP, all eligible employees, including our NEOs, may allocate up to 15% of the participant’s compensation (as defined in the ESPP) for that year to purchase our Ordinary Shares at up to a 15% discount to the market price, subject to specified limits (including a maximum purchase of $25,000 per year as provided in the ESPP).

In addition, we provide other employee benefits to our NEOs on the same basis as our other full-time employees in the United States. These benefits include, but are not limited to, medical, dental, vision, life, disability, and accidental death and dismemberment insurance plans. We design our employee benefits programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.

Perquisites and Other Personal Benefits

We do not provide any material perquisites or other personal benefits to our executive officers, other than the amounts reported in the “All Other Compensation” column of the Summary Compensation Table. Any practices and policies with respect to perquisites or other personal benefits to our executive officers are subject to review and approval by our Compensation Committee.

Pension Benefits

Other than with respect to our 401(k) Plan, our U.S. employees, including our executive officers, do not participate in any plan sponsored by the Company that provides for retirement payments and benefits, or payments and benefits that will be provided primarily following retirement.

Deductibility of Executive Compensation

Under Section 162(m) of the Code, compensation paid to each of our “covered employees” that exceeds $1 million per taxable year is generally non-deductible. Although our Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, our Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for our NEOs in a manner consistent with the goals of our executive compensation program and the best interests of the Company and its shareholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m).

Clawback Policy

In compliance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules promulgated thereunder by the SEC and the NYSE listing standards, we have adopted a Clawback Policy that allows the Company to recoup certain incentive-based compensation from current and former executive officers under certain circumstances. A copy of the policy is available as Exhibit 97.1 to the 2025 Annual Report.

Risk Management as related to our Compensation Policies and Practices

Our Compensation Committee has reviewed the potential risks associated with the structure and design of our various compensation plans, including a comprehensive review of the material compensation plans and programs for all employees. Our Compensation Committee has concluded that our compensation plans and programs operate within our larger corporate governance and review structure that services and supports risk mitigation and discourages excessive or unnecessary risk-taking behavior. Our Compensation Committee has determined that our current compensation policies and practices for employees are not reasonably likely to have a material adverse effect on us.

Policies and Practices Related to the Grant of Option Awards

We have never granted and do not currently grant awards of options, share appreciation rights, or similar option-like instruments. Accordingly, we have no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by the Company. In the event we determine to grant awards of such options, the Board and the Compensation Committee will evaluate the appropriate steps to take in relation to the foregoing.

Fiscal 2026 Compensation Decisions

Equity Awards

On January 2, 2026, consistent with our practice of granting time-based and performance-based RSUs to our executive team every three years, we granted time-based and performance-based RSUs to each of our NEOs that will be eligible to vest in three equal tranches on February 28, 2027, February 28, 2028, and February 28, 2029, in each case, subject to the achievement of certain specified performance metrics and the NEO’s continued service through the applicable vesting date.

On January 2, 2026, we also granted market-based RSUs to Mr. Barrocas and Mr. Shah that are eligible to vest upon the achievement of specified levels of market capitalization within a five-year period.

Share Ownership Guidelines

On February 24, 2026, we adopted share ownership guidelines to further align the interests of our NEOs, other executive officers and all other members of our executive leadership team with those of our shareholders. The guidelines require that, by the later of January 1, 2031 or the fifth anniversary of the covered executive’s hiring or promotion into a covered role, the covered executive must own at least a number of Ordinary Shares with a value equal to three times his or her annual base salary (or, solely with respect to our Chief Executive Officer, seven times his annual base salary).

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the “Executive Compensation—Compensation Discussion and Analysis” section with our management. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement, which will be incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Submitted by the Compensation Committee:

Timothy R. Warner (Chair)
Peter Feld
Jason Wortendyke

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table summarizes the total compensation for the years ended December 31, 2025, 2024, and 2023, of each of our NEOs.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Mark Barrocas Chief Executive Officer and Director	2025	1,433,077	13,000,000	0	3,270,600	142,153	17,845,830
	2024	1,380,000	6,500,000	21,498,702(8)	4,007,520	83,054	33,469,277
	2023	1,269,231	34,830,869	64,894,074(8)(9)	3,036,000	1,331,801	105,361,975
Adam Quigley(6) Chief Financial Officer, EVP	2025	434,423	0	499,417	533,250	13,642	1,480,732
	2024	—	—	—	—	—	—
	2023	—	—	—	—	—	—
Patraic Reagan(7) Former Chief Financial Officer, EVP	2025	482,500	0	13,433	0	314,144	810,077
	2024	425,000	300,000	4,700,242(8)	491,240	246,111	6,162,593
	2023	—	—	—	—	—	—
Pedro J. Lopez-Baldrich Chief Legal Officer, EVP	2025	582,749	0	11,560	398,989	81,036	1,074,333
	2024	556,056	1,737,500	0	488,887	80,490	2,862,933
	2023	537,252	1,109,217	3,937,632	338,868	81,429	6,004,399
Neil Shah Chief Commercial Officer, EVP	2025	652,215	4,400,000	12,944	744,250	91,809	5,901,218
	2024	621,556	5,200,000	3,623,520(8)	911,942	107,629	10,464,646
	2023	598,405	11,161,593	9,425,049(8)	754,879	259,926	22,199,852

(1)Amounts reported include holiday pay in the following amounts with respect to 2025: $53,077 for Mr. Barrocas, $16,731 for Mr. Quigley, $25,000 for Mr. Reagan, $21,583 for Mr. Lopez-Baldrich and $24,156 for Mr. Shah.
(2)Amounts reported represent (i) 2025 exceptional leadership bonuses for Messrs. Barrocas and Shah, (ii) 2024 retention bonuses for Messrs. Barrocas, Lopez-Baldrich and Shah, 2024 exceptional leadership bonuses for Messrs. Barrocas, Lopez-Baldrich and Shah and a 2024 sign-on bonus for Mr. Reagan, and (iii) 2023 IPO recognition bonuses for Messrs. Barrocas, Lopez-Baldrich and Shah and 2023 exceptional leadership bonuses for Messrs. Barrocas and Shah. Each installment of the exceptional leadership bonuses was paid in recognition of strong performance and leadership and also intended to address the fact that the tax burden as a result of our separation and distribution from JS Global, which was not determinable at the time of the separation and distribution, was a significant cash burden to each of these employees.
(3)Amounts reported represent the aggregate grant date fair value of RSU awards granted under our EIP in each respective fiscal year as determined in accordance with FASB ASC Topic 718. These awards represent the right to receive Ordinary Shares of the Company and the grant date fair value is calculated based on the number of shares granted subject to the awards, multiplied by the closing price per share of an Ordinary Share of the Company on the grant date. The assumptions used to calculate the grant date value of these awards are set forth in the notes to our consolidated financial statements included in our 2025 Annual Report.
(4)Amounts reported represent the amount earned by each NEO, as applicable, payable in February of the following year, with respect to 2025, 2024, and 2023 under the Annual Incentive Plan (or, solely with respect to Messrs. Barrocas and Shah, pursuant to their employment agreements).
(5)Amounts reported in the “All Other Compensation” column for fiscal 2025 are composed of the following items: (i) employer matching contributions to the Company’s qualified 401(k) plan of $14,000 for Messrs. Barrocas, Reagan, and Lopez-Baldrich, $13,642 for Mr. Quigley, and $6,764 for Mr. Shah; (ii) annual premiums for executive life insurance policies for Messrs. Barrocas, Lopez-Baldrich, and Shah; (iii) reimbursement for professional financial planning services for Mr. Lopez-Baldrich; (iv) the payment of tax planning services for Mr. Barrocas in the amount of $11,300; (v) for Messrs. Barrocas and Shah, the cost of a Company-leased vehicle, which was $31,115 for Mr. Shah, and for Messrs. Reagan and Lopez-Baldrich, a monthly car allowance; (vi) car insurance premiums on the Company-leased vehicles for Messrs. Barrocas and Shah; (vii) for Messrs. Barrocas, Reagan, Lopez-Baldrich, and Shah, the cost of executive physical examinations and concierge medical, which incurred a cost of $29,500 for Mr. Lopez-Baldrich; (viii) relocation expenses of $278,467 for Mr. Reagan; (ix) personal security services of $39,000 for Mr. Barrocas; and (x) for Messrs. Barrocas, Reagan, Lopez-Baldrich, and Shah, a tax gross up was provided to help offset the incremental tax on certain executive perquisites. The tax gross up was $39,414 for Mr. Shah. All dollar amounts reflect the actual incremental costs paid or reimbursed by the Company to provide these perquisites and personal benefits.
(6)Mr. Quigley was appointed as our interim Chief Financial Officer effective September 5, 2025 and appointed to serve as Chief Financial Officer on a permanent basis effective November 6, 2025.
(7)Mr. Reagan was appointed as our Chief Financial Officer effective April 22, 2024 and resigned from his position as our Chief Financial Officer effective September 5, 2025. In connection with his employment with SharkNinja and appointment as the Company’s Chief Financial Officer on April 22, 2024, Mr. Reagan signed an offer letter, dated as of March 17, 2024. It provided for compensation generally in the form of (1) annual base salary, (2) an annual target bonus opportunity of 75% of base salary, (3) an equity grant under our long-term incentive plan, (4) participation in employee benefits available for all senior executives, (5) a sign-on bonus in the amount of $300,000, (6) relocation expense reimbursement in an amount up to $80,000 (which was subsequently increased to $326,474), and (7) a car allowance of $1,000 per month. The relocation expenses and a prorated portion of the sign-on bonus were subject to repayment upon a voluntary resignation within 24 months following his employment start date. On April 3, 2026, the Company entered into a release agreement with Mr. Reagan pursuant to which a portion of his repayment obligations were forgiven and he agreed to pay the remaining $200,000.
(8)To strengthen alignment between NEO pay outcomes and shareholder value creation, market-based RSUs were granted to Messrs. Barrocas and Shah at the 2023 U.S. listing with vesting based on achieving specified average daily market-cap levels over a consecutive 120-trading-day period. The four tranches tied to market-cap thresholds were $3.5 billion, $5.6 billion, $7.5 billion and $9.5 billion. All tranches vested in fiscal 2023 and 2024. Additional market-based RSUs were granted in fiscal 2024 to Messrs. Barrocas, Shah, and Reagan, with vesting based on achieving specified average daily market-cap levels over a consecutive 120-trading-day period, with a single tranche that would vest upon achieving the market-cap threshold of $12.5 billion for Messrs. Barrocas and Shah, or $9.5 billion for Mr. Reagan. Mr. Reagan’s 2024 award vested in fiscal 2024, Mr. Barrocas’ and Mr. Shah’s 2024 awards vested in fiscal 2025, and no new market-based RSUs were granted in fiscal 2025.
(9)To recognize his high standard of service during his tenure and increase in responsibilities at the Company as CEO, in connection with the 2023 U.S. listing, Mr. Barrocas received a one-time grant of Ordinary Shares that vested shortly after the U.S. listing.

Grants of Plan-Based Awards in the Fiscal Year Ended December 31, 2025

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	Grant date fair value of stock awards(4) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold	Target	Maximum
Mark Barrocas Chief Executive Officer and Director	Annual Cash Bonus	1,380,000	2,760,000	4,140,000	—	—	—	—	—
Adam Quigley Chief Financial Officer, EVP	Annual Cash Bonus	225,000	450,000	675,000	—	—	—	—	—
	4/29/2025	—	—	—	—	—	—	98	7,978
	9/9/2025	—	—	—	1,492	2,984	2,984	—	343,996
	9/9/2025	—	—	—	—	—	—	1,279	147,443
Patraic Reagan Former Chief Financial Officer, EVP	Annual Cash Bonus	243,750	487,500	731,250	—	—	—	—	—
	4/29/2025	—	—	—	—	—	—	165	13,443
Pedro J. Lopez-Baldrich Chief Legal Officer, EVP	Annual Cash Bonus	168,350	336,699	505,049	—	—	—	—	—
	4/29/2025	—	—	—	—	—	—	142	11,560
Neil Shah Chief Commercial Officer, EVP	Annual Cash Bonus	314,030	628,059	942,089	—	—	—	—	—
	4/29/2025	—	—	—	—	—	—	159	12,944

(1)Non-Equity Incentive Plan awards are paid under our Annual Incentive Plan (or, solely with respect to Messrs. Barrocas and Shah, pursuant to their employment agreements), the material terms of which are described in the Compensation Discussion & Analysis section “Principal Elements of Compensation.” For 2025, amounts payable were paid in cash in February 2026. See the Summary Compensation Table for actual amounts paid with respect to 2025 under the Annual Incentive Plan.
(2)Amounts shown as granted on September 9, 2025 reflect the Threshold, Target, and Maximum awards for the performance-based RSUs granted in connection with Mr. Quigley’s promotion to Chief Financial Officer, which vested on February 28, 2026. Threshold reflects 50% of the target performance shares granted, and maximum reflects 100% of the target performance shares granted. The material terms of this award are described in the Compensation Discussion & Analysis section “Principal Elements of Compensation”.
(3)Amounts shown represent the time-based RSUs granted in lieu of merit-based salary increases, with the exception of Mr. Quigley’s September 9, 2025 award granted in connection with his promotion. The material terms of these grants are described in the Compensation Discussion & Analysis section “Principal Elements of Compensation”.
(4)Amounts shown are the value of the equity-based compensation grants as of the 2025 grant date under FASB ASC Topic 718. The material terms of these grants are described in the Compensation Discussion & Analysis section “Principal Elements of Compensation”.

Outstanding Equity Awards at Fiscal Year-End Table

		Stock Awards
Name(1)	Grant Date	Number of Shares or Units of Stock That Have Not Vested(2)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
Mark Barrocas Chief Executive Officer and Director	7/28/2023	140,373	15,707,739	327,536	36,651,278
Adam Quigley Chief Financial Officer, EVP	7/28/2023	1,896	212,162	4,427	495,381
	4/29/2025	25	2,798	—	—
	9/9/2025	1,279	143,120	2,984	333,910
Pedro J. Lopez-Baldrich Chief Legal Officer, EVP	7/28/2023	13,104	1,466,338	30,576	3,421,454
	4/29/2025	36	4,028	—	—
Neil Shah Chief Commercial Officer, EVP	7/28/2023	21,893	2,449,827	51,083	5,716,188
	4/29/2025	40	4,476	—	—
(1)Upon Mr. Reagan’s resignation from his employment with SharkNinja effective September 5, 2025, all of his outstanding equity awards were canceled. As a result, he is not listed in the table.
(2)Amount reflects time-based RSUs that vested on February 28, 2026.
(3)The dollar amounts shown in this column are determined by multiplying the number of shares or units shown in the preceding column by $111.90, the closing price of SharkNinja’s Ordinary Shares on December 31, 2025, the last trading day of SharkNinja’s fiscal year.
(4)Performance-based RSUs vested on February 28, 2026 if and to the extent that the performance targets were met at the end of the performance period. The number of shares in the table reflects payout at the target/maximum level of performance (100% payout).
Option Exercises and Stock Vested Table

	Stock Awards
Name(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2) ($)
Mark Barrocas Chief Executive Officer and Director	467,909	49,172,557
Adam Quigley Chief Financial Officer, EVP	6,396	672,048
Pedro J. Lopez-Baldrich Chief Legal Officer, EVP	43,784	4,601,098
Neil Shah Chief Commercial Officer, EVP	73,095	7,681,367

(1)Upon Mr. Reagan’s resignation from his employment with SharkNinja effective September 5, 2025, all of his outstanding equity awards were canceled. As a result, he is not listed in the table.
(2)The dollar amounts shown in this column are determined by multiplying the number of shares acquired on vesting by the per-share closing price of SharkNinja’s Ordinary Shares on the vesting date.

Pension Benefits

As of December 31, 2025, we had not granted any pension benefits to any of our executive officers.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

As of December 31, 2025, we did not have any nonqualified defined contribution or other nonqualified deferred compensation plans.

Potential Payments Upon Termination or Change-in-Control

The table below quantifies certain compensation and benefits that would have become payable to each of our NEOs if their employment had terminated on December 31, 2025 as a result of each of the termination scenarios set forth in the table or in the event of a change in control of the Company on December 31, 2025 (with the value of equity awards calculated based on $111.90, the closing price of SharkNinja’s Ordinary Shares on December 31, 2025, the last trading day of SharkNinja’s fiscal year).

Employment agreements for each of our NEOs include provisions for severance benefits in the case of a termination by the Company without cause or resignation by the NEO for good reason (such termination, a “Qualifying Termination”). The material terms of each employment agreement are described in the Compensation Discussion & Analysis section of “Other Features of Our Executive Compensation Program.” Mr. Reagan is not included in the table below, as his resignation from employment with the Company effective September 5, 2025 did not entitle him to any severance pay or benefits.
Pursuant to his initial award agreement, Mr. Barrocas’ time-based and performance-based RSUs were eligible to continue vesting following a termination of his employment by the Company without cause or his resignation for good reason. Additionally, Mr. Barrocas’ time-based RSUs were eligible to accelerate in full upon a termination of his employment by the Company without cause or his resignation for good reason, in either case, within 12 months following the effective date of a change in control of the Company.

Other than with respect to the individual offer letters and employment agreements with our NEOs, and the vesting of certain RSU awards held by our Chief Executive Officer upon a change in control, in each case, as described above, we do not provide severance or change in control benefits for our executive officers. We also do not have any agreements with our NEOs guaranteeing any tax gross-up payments on severance or change in control payments or benefits.

Named Executive Officer	Termination Scenario	Cash Severance ($)	Pro Rata Annual Bonus ($)(2)	Equity Vesting Continuation ($)	Equity Acceleration ($)	Other Benefits ($)(2)	Total ($)
Mark Barrocas Chief Executive Officer and Director	Qualifying Termination	6,210,000	3,270,600	52,359,017	—	37,202	61,876,819
	Change in Control with Qualifying Termination	6,210,000	3,270,600	36,651,278	15,707,739	37,202	61,876,819
	Death or Disability	6,210,000	3,270,600	—	—	37,202	9,517,802
Adam Quigley Chief Financial Officer, EVP	Qualifying Termination	600,000	—	—	—	24,801	624,801
	Change in Control with Qualifying Termination	600,000	—	—	—	24,801	624,801
	Death or Disability	—	533,250	—	—	—	533,250
Pedro J. Lopez-Baldrich Chief Legal Officer, EVP	Qualifying Termination	578,000	—	—	—	19,803	597,803
	Change in Control with Qualifying Termination	578,000	—	—	—	19,803	597,803
	Death or Disability	—	398,989	—	—	—	398,989
Neil Shah Chief Commercial Officer, EVP	Qualifying Termination	1,300,000	744,250	—	—	24,801	2,069,051
	Change in Control with Qualifying Termination	1,300,000	744,250	—	—	24,801	2,069,051
	Death or Disability	—	744,250	—	—	—	744,250

(1)Reflects a prorated bonus payment based on the number of calendar days the NEO was actively employed during the applicable fiscal year (with amounts shown at target for the full fiscal year).
(2)Consists of payments for post-termination continued health coverage premiums.

Pay Versus Performance

Year	Summary compensation table total for PEO(1)	Compensation actually paid to PEO(1)	Average summary compensation table total for non-PEO named executive officers(2)	Average compensation actually paid to non-PEO named executive officers(2)	Value of initial fixed $100 investment based on:		Net income ($M)(5)	Adjusted Net Income ($M)(6)
					Total Shareholder return(3)	Peer group total shareholder return(4)
2025	17,845,830	28,266,163	2,316,590	2,283,468	271	142	701.4	749.6
2024	33,469,277	108,213,011	6,496,724	12,743,329	236	134	438.7	616.2
2023	105,361,975(7)	155,064,225	14,102,125(7)	19,399,781	124	104	167.1	449.3

(1)For each of the years presented in the table, our principal executive officer (“PEO”) is our Chief Executive Officer, Mark Barrocas.

The amount of “Compensation Actually Paid” to Mr. Barrocas is computed in accordance with Item 402(v) of Regulation S-K. This amount does not reflect the total compensation actually realized or received by Mr. Barrocas. In accordance with Item 402(v) of Regulation S-K, these amounts reflect “Total” compensation as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Compensation Actually Paid to PEO	2025	2024	2023
Summary Compensation Table Total	17,845,830	33,469,277	105,361,975
Less, value of “Stock Awards” reported in Summary Compensation Table	0	(21,498,702)	(64,894,074)
Less, change in pension value and Non-Qualified Deferred Compensation earnings	0	0	0
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	0	0	107,726,037
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	6,803,397	43,225,433	0
Plus (less), year over year change in fair value of equity awards granted in prior years that vested in the year	3,616,937	53,017,003	6,870,287
Plus change in dividends accrued	0	0	0
Compensation Actually Paid to PEO	28,266,163	108,213,011	155,064,225

(2)For each of the years presented in the table, our non-principal executive officers who are NEOs (“non-PEO NEOs”) are Adam Quigley, Patraic Reagan, Pedro J. Lopez-Baldrich and Neil Shah with respect to fiscal year

2025, Patraic Reagan, Larry Flynn, Pedro J. Lopez-Baldrich and Neil Shah with respect to fiscal year 2024, and Larry Flynn, Pedro J. Lopez-Baldrich and Neil Shah with respect to fiscal year 2023.

Compensation Actually Paid to Non-PEO NEOs	2025	2024	2023
Average Summary Compensation Table Total	2,316,590	6,496,724	14,102,125
Less, value of “Stock Awards” reported in Summary Compensation Table	(134,338)	(2,774,587)	(6,681,341)
Less, change in pension value and Non-Qualified Deferred Compensation earnings	0	0	0
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	122,083	2,072,275	11,978,997
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	(330,075)	3,592,196	0
Plus (less), year over year change in fair value of equity awards granted in prior years that vested in the year	309,208	3,356,721	0
Plus change in dividends accrued	0	0	0
Compensation Actually Paid to Non-PEO NEOs	2,283,468	12,743,329	19,399,781

(3)Total Shareholder Return (“TSR”) is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period, and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is July 31, 2023.
(4)The peer group used for this purpose is the following published industry index: S&P 500 Consumer Discretionary Sector Index.
(5)Represents the amount of Net Income reflected in the Company’s audited financial statements for the applicable year.
(6)Adjusted Net Income is a non-GAAP measure. See Annex A for a reconciliation of Adjusted Net Income to the most directly comparable GAAP financial measure.
(7)Upon the U.S. listing, Mr. Barrocas received greater compensation than in typical years for his service as PEO because of compensation arrangements entered into in connection with the U.S. listing and in recognition of his status as CEO. Other NEOs also received greater compensation than in typical years for their service as NEOs because of compensation arrangements entered into in connection with the U.S. listing.

Relationship Between Compensation Actually Paid and Cumulative Total Shareholder Return (“TSR”) as a Value of Initial Fixed $100 Investment Based on Total Shareholder Return (“TSR Per $100”)

The following graph illustrates the relationship between Compensation Actually Paid for the PEO and average non-PEO NEO and the Total Shareholder Return of SharkNinja and the S&P 500 Consumer Discretionary Index for the fiscal years ended December 31, 2025, 2024, and 2023.

Compensation Actually Paid vs Company TSR and Peer Group TSR
Compensation Actually Paid ($000)
Total Shareholder Return ($)
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
00
300
275
250
225
200
175
150
125
100
75
50
25
0
155,064,225
19,399,781
108,213,011
12,743,329
28,266,163
2,283,468
124
236
271
104
134
142
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Total Shareholder Return
Peer Group Total Shareholder Return

Relationship Between Compensation Actually Paid and Net Income

The following graph illustrates the relationship between Compensation Actually Paid for the PEO and average non-PEO NEO and the Company’s Net Income for the fiscal years ended December 31, 2025, 2024, and 2023.

Compensation Actually Paid and Net Income
Compensation Actually Paid ($000)
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
00
155,064,225
19,399,781
108,213,011
12,743,329
28,266,163
2,283,468
2023
2024
2025
Net Income ($M)
750
725
700
675
650
625
600
575
550
525
500
475
450
425
400
375
350
325
300
275
250
225
200
175
150
125
100
75
50
25
0
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

Relationship Between Compensation Actually Paid and Adjusted Net Income

The following graph illustrates the relationship between Compensation Actually Paid for the PEO and average non-PEO NEO and the Company’s Adjusted Net Income for the fiscal years ended December 31, 2025, 2024, and 2023.

Compensation Actually Paid and Adjusted Net Income

Compensation Actually Paid ($000)
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
00
155,064,225
19,399,781
108,213,011
12,743,329
28,266,163
2,283,468
2023
2024
2025
Adjusted Net Income ($M)
800
775
750
725
700
675
650
625
600
575
550
525
500
475
450
425
400
375
350
325
300
275
250
225
200
175
150
125
100
75
50
25
0
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Adjusted Net Income

2025 Key Performance Measures

As described in greater detail under “Executive Compensation—Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

Key Financial Performance Measures
Adj. Net Income
Adj. Net Sales
Adj. Net Operating Cash Inflows

Pay Ratio

Pursuant to and in accordance with Item 402(u) of Regulation S-K, the following disclosure summarizes the relationship between the annual total compensation of the median employee from among the Company’s employees (other than the Company’s Chief Executive Officer) and the annual total compensation of the Company’s Chief Executive Officer, in each case, for fiscal year 2025:

•The annual total compensation of the median employee (other than the Company’s Chief Executive Officer), calculated in accordance with Item 402(c) of Regulation S-K, was $94,076 for fiscal year 2025.

•The annual total compensation of the Company’s Chief Executive Officer, calculated in accordance with Item 402(c) of Regulation S-K and as reported in the “—Summary Compensation Table” in this Proxy Statement, was $17,845,830 for fiscal year 2025.
•The ratio of the annual total compensation of the Company’s Chief Executive Officer to the annual total compensation of the median employee (other than the Company’s Chief Executive Officer) was 190 to 1 for fiscal year 2025.

In determining the information provided above, we used the following methodology and estimates:

•As permitted by the SEC’s rules, the median employee who was used for purposes of our 2025 pay ratio disclosure was identified in the following manner:

oWe compiled a list of all employees as of November 20, 2025, other than the Chief Executive Officer.
oWe used base pay for all employees in 2025 as our consistently applied compensation measure, and annualized base salaries for permanent full-time and part-time employees who did not work the full year.
oWe calculated the median compensated employee’s 2025 annual total compensation using the same methodology that is used to calculate our Chief Executive Officer’s annual total compensation in the Summary Compensation Table.

It should be noted that the pay ratio disclosure rules of Item 402(u) of Regulation S-K provide companies with a great deal of flexibility in determining their pay ratio reporting methodologies and in estimating the ratio of the annual total compensation of the Chief Executive Officer to the median of the annual total compensation of all other employees. As such, our methodology may differ materially from the methodology used by other companies to prepare their pay ratio disclosures, which, among other factors such as differences in employee populations, geographic locations, business strategies, and compensation practices, may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, even those companies in a related industry or of a similar size and scope.

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2025, with respect to the Company’s Ordinary Shares that may be issued under the Company’s existing equity incentive plans that have been approved by shareholders and plans that have not been approved by shareholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights(2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(3) (c)
Equity compensation plans approved by shareholders	1,102,282	—	11,529,730
Equity compensation plans not approved by security holders	—	—	—
Total	1,102,282	—	11,529,730

(1)Consists of 370,301 unvested restricted share units with service-only vesting conditions and 731,981 unvested performance-based restricted share units with vesting conditions tied to the achievement of performance conditions. In accordance with SEC rules, this number does not include outstanding rights to purchase shares (if any) under our ESPP.
(2)Excludes restricted share units, which have no exercise price.
(3)Includes our EIP and ESPP. The EIP provides that on January 1 of each year, starting on January 1, 2025 and ending on (and including) January 1, 2033, the number of Ordinary Shares reserved for issuance thereunder is automatically increased by a number equal to 0.6% of the total number of Ordinary Shares outstanding on December 31 of the preceding year, unless our Board determines prior to the applicable January 1 that there will be no increase or that the increase will be for a lesser number of shares. The ESPP provides that on January 1 of each year, starting on January 1, 2025 and ending on (and including) January 1, 2033, the number of Ordinary Shares reserved for issuance thereunder is automatically increased by a number equal to the lesser of 0.15% of the total number of Ordinary Shares outstanding on December 31 of the preceding year and 300,000 shares, unless our Board determines prior to the applicable January 1 that the increase will be for a lesser number of shares. On January 1, 2026, the number of Ordinary Shares available for issuance under our EIP and ESPP increased by 846,948 shares and 211,737 shares, respectively, pursuant to these provisions. These increases are not reflected in the table above.

DIRECTOR COMPENSATION

Each of our non-employee directors is eligible to receive an annual cash retainer of $152,000 and annual grant of RSUs having a grant date fair market value of $181,342. Additionally, our Lead Independent Director receives additional cash compensation of $45,000 for their service as Lead Independent Director. The Chair and each other member of our Audit Committee receives additional cash compensation of $30,000 and $15,000, respectively, for serving on our Audit Committee. The Chair and each other member of our Compensation Committee receives additional cash compensation of $25,000 and $15,000, respectively, for serving on our Compensation Committee. The Chair and each other member of our Nominating and Corporate Governance Committee receives additional cash compensation of $25,000 and $10,000, respectively, for serving on our Nominating and Corporate Governance Committee. Employee directors generally do not receive cash compensation for their service as directors.

The following table summarizes the compensation of our non-employee directors for the year ended December 31, 2025. CJ Xuning Wang does not receive additional compensation for his service on the Board, and is not included in the below table. We also did not pay any compensation or make any equity or non-equity awards to Mr. Barrocas, our Chief Executive Officer, in his capacity as a director. Jason M. Wortendyke was appointed to the Board and the Compensation Committee on January 5, 2026, and receives compensation consistent with the Company’s other non-employee directors. More information about Mr. Wortendyke’s compensation is filed in a current report on Form 8-K filed with the SEC on January 7, 2026.

Name	Fees earned or paid in cash	Stock Awards(1)	Total
Kathryn J. Barton	$202,000	$189,318	$391,318
Peter Feld	$244,500	$189,318	$433,818
Chi Kin Max Hui	$197,000	$189,318	$386,318
Dennis Paul	$197,000	$189,318	$386,318
Barney Tianhao Wang(2)	$40,000	$189,318	$229,318
Timothy R. Warner	$212,000	$189,318	$401,318

(1)Represents the grant date fair value of RSUs granted for fiscal year 2025, as calculated in accordance with FASB ASC Topic 718 “Compensation—Stock Compensation”, the assumptions of which are set forth in our 2025 Annual Report. The number of shares issuable under each RSU award is calculated by dividing the intended grant value of $181,342 by the average closing price of an Ordinary Share of the Company over the preceding five (5) trading days ending on and including the grant date (rounded to the nearest whole number). As of December 31, 2025, outstanding equity awards consisted of 2,085 RSUs each for Ms. Barton, and Messrs. Feld, Hui, Paul, Wang, and Warner.
(2)Barney Tianhao Wang is also an employee (but not an executive officer). His compensation for services as an employee during fiscal 2025 consisted of a base salary of $195,000, a cash bonus of $44,050, and RSU vesting of $3,582 in fair market value. He generally does not receive cash retainers for his services as a director, except that our Compensation Committee independently approved $40,000 in cash compensation for his director service for fiscal 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table and accompanying footnotes set forth certain information with respect to the beneficial ownership of our Ordinary Shares as of March 16, 2026 by:

•each person or group known to us to beneficially own more than 5% of our Ordinary Shares;
•each of our directors and director nominees;
•each of our named executive officers; and
•all of our current executive officers and directors as a group.

Except as otherwise noted, to our knowledge, each individual exercises sole voting power or investment power over the Ordinary Shares shown. The number of Ordinary Shares shown in the following table is determined under SEC rules and is not necessarily indicative of beneficial ownership for any other purpose. Such beneficial ownership includes any Ordinary Shares as to which the individual has sole or shared voting power or investment power and any Ordinary Shares the individual has the right to acquire within 60 days of March 16, 2026, including upon the exercise of any option or vesting of any RSU award. There were 141,897,763 Ordinary Shares outstanding as of March 16, 2026.

Name of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Percentage of Ordinary Shares
Directors, director nominees, and named executive officers
Mark Barrocas	2,446,659	1.7%
Patraic Reagan	—	*
Adam Quigley(1)	8,673	*
Pedro J. Lopez-Baldrich	2,273	*
Neil Shah(2)	569,658	*
CJ Xuning Wang(3)	54,787,426	38.6%
Kathryn J. Barton	2,220	*
Peter Feld	8,243	*
Chi Kin Max Hui	1,692	*
Dennis Paul	8,243	*
Barney Tianhao Wang	2,483	*
Timothy R. Warner	2,743	*
Jason M. Wortendyke	—	*
All current executive officers and directors as a group (12 persons)	57,840,313	40.8%
5% Shareholders
FMR LLC(4)	20,816,821.51	14.7%
* Represents less than 1.0% of beneficial ownership.

(1)Consists of 8,672.838 Ordinary Shares held by Mr. Quigley, rounded to the nearest whole number for consistent presentation.
(2)Consists of (i) 70,106 Ordinary Shares held directly by Mr. Shah and (ii) 499,552 Ordinary Shares held of record by the Shah Family LP, which is managed by Mr. Shah. Mr. Shah has sole voting and dispositive power over the shares held by the Shah Family LP.
(3)Consists of (i) 53,307,760 Ordinary Shares held of record by JS&W Group Holdings Limited Partnership (“JS&W Group Holdings”), (ii) 326,333 Ordinary Shares held of record by JS&W Asset Holdings Limited Partnership (“JS&W Asset Holdings”), (iii) 922,666 Ordinary Shares held directly by Mr. Wang, and (iv) 230,667 Ordinary Shares underlying the time-based restricted share units granted to Mr. Wang by JS Global Lifestyle Company Limited on June 6, 2023 pursuant to its Restricted Share Unit Scheme, which subsequently vested on April 16, 2026. Does not include the 230,667 Ordinary Shares underlying the performance-based restricted share units granted by JS Global Lifestyle Company Limited to Mr. Wang on June 6, 2023 pursuant to its Restricted Share Unit Scheme, which subsequently vested on April 16, 2026. The general partner of JS&W Group Holdings is ultimately controlled by Mr. Wang. Mr. Wang also ultimately controls the general partner of JS&W Asset Holdings.
(4)As of September 30, 2025, FMR LLC had sole voting power over 19,547,008.55 Ordinary Shares and sole dispositive power over 20,816,821.51 Ordinary Shares. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, control, directly or through trusts, approximately 49% of the voting power of FMR LLC. The address of FMR is 245 Summer Street, Boston, Massachusetts 02210. This information is based on a Schedule 13G/A filed by FMR LLC with the SEC on November 5, 2025.

On March 16, 2026, we had one registered shareholder with an address in the United States (which may include addresses of investment managers holding securities on behalf of non-U.S. beneficial owners) holding approximately 141,897,241 Ordinary Shares. Residents of the United States may beneficially own Ordinary Shares registered in the names of non-residents of the United States, and non-U.S. residents may beneficially own Ordinary Shares registered in the names of U.S. residents.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

In addition to the compensation arrangements with directors and executive officers described under “Executive Officer Compensation” and “Director Compensation”, the following is a description of each transaction since January 1, 2025 and each currently proposed transaction in which:

•we have been or are to be a participant;
•the amount involved exceeds or will exceed $120,000; and
•any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Related Party Transactions with JS Global

Prior to the separation, we operated as part of JS Global’s broader corporate organization rather than as a stand-alone public company and we engaged in various transactions with JS Global entities. Following the separation, we are continuing certain relationships with JS Global entities. Our arrangements with JS Global entities and/or other related persons or entities as of the separation are described below.

Distribution and License Agreements

We have entered into a series of distribution and license agreements with JS Global entities. The purpose of these agreements has been to facilitate the distribution by JS Global entities of our products to certain international markets. For the year ended December 31, 2025, we paid $0 to JS Global entities under these agreements.

In connection with the separation, to replace our existing agreements described above, we entered into a Brand License Agreement with JS Global, pursuant to which we grant to JS Global the non-exclusive rights to obtain, produce and source, and the exclusive rights to distribute and sell, our brands of products in certain international markets in APAC (and, in connection with the foregoing, each of us and JS Global grant the other certain licenses in certain intellectual property related to products sold under our brands). The licenses to JS Global include certain intellectual property rights in our brands and product technology, to the extent necessary for JS Global to distribute and sell our brands of products (which include our products that existed as of the date of the separation, products that we develop for JS Global pursuant to the Product Development Agreement and new products developed by us or JS Global after the date of the separation which we approve JS Global to distribute and sell). The use by JS Global of our brands, and the products under our brands that are distributed and sold by JS Global entities, are subject to certain quality standards and quality control processes. We and JS Global coordinate through a coordination committee with respect to branding and business planning. JS Global pays us royalties on sales of products under our brands by or on behalf of JS Global (with the exception of royalty payment obligations in China and certain other markets in APAC where products are not sold under our brands as of the date of the separation, for which such payment obligations are suspended for certain periods of time), and we pay JS Global royalties on certain intellectual property owned by JS Global. The Brand License Agreement has a term of 20 years from the date of the separation. The foregoing description of the Brand License Agreement is subject to and qualified in its entirety by reference to the full text of the Brand License Agreement, which is filed as Exhibit 10.6 to the 2025 Annual Report. Under the Brand License Agreement, for the year ended December 31, 2025, we earned royalties of $16.8 million from JS Global.

Supplier Agreements

We historically relied on a JS Global purchasing office entity to source finished goods on our behalf and to provide certain procurement and quality control services to us. Additionally, the Company purchases certain finished goods directly from a subsidiary of JS Global. Finished goods purchased by the Company from JS Global entities amounted to $89.6 million for the year ended December 31, 2025. In connection with these agreements, we incurred costs related to certain procurement and quality control activities, which were reimbursed by JS Global entities. For the year ended December 31, 2025, JS Global entities paid us $0 for services rendered under these agreements.

Following the separation, we continued to rely on JS Global for certain supply chain services, including supplier management and supply chain strategy, and entered into a Sourcing Services Agreement-JS Global with JS Global with respect to such services. Pursuant to the Sourcing Services Agreement-JS Global, we procured products from certain suppliers in APAC, and JS Global provided coordination, process management and relationship management support to us with respect to such suppliers. We retained the right to procure such products and services from third parties. We paid JS Global a service fee based on the aggregate amount of products procured by us from such suppliers managed by JS Global under the Sourcing Services Agreement-JS Global. The Sourcing Services Agreement-JS Global had a term that commenced on the date of the separation and ended on July 31, 2025. The foregoing description of the Sourcing Services Agreement-JS Global is subject to and qualified in its entirety by reference to the full text of the Sourcing Services Agreement-JS Global, which is filed as Exhibit 4.6.1 to our Annual Report on Form 20-F filed with the SEC on March 31, 2025 (the “2024 Form 20-F”) hereto. For the year ended December 31, 2025, we incurred service fees of $5.9 million under the Sourcing Services Agreement-JS Global. In January 2024, we entered into an amendment to the Sourcing Services Agreement which removed certain third parties from the list of approved OEMs.

In addition, we have historically been, and continue to be, party to certain supplier agreements with entities that are wholly owned by Joyoung. For the year ended December 31, 2025, we paid $89.6 million to these entities for finished goods inventory. Following the separation, we continue to rely on Joyoung for certain supply chain services, including product procurement, and entered into a Sourcing Services Agreement-Joyoung with Joyoung with respect to such services. Pursuant to the Sourcing Services Agreement-Joyoung, we procure products from Joyoung, and Joyoung is permitted to manufacture such products or procure the manufacture of such products through certain suppliers. We pay Joyoung for products we procure from Joyoung on a cost-plus basis at reasonable, mutually-agreed rates to be determined by us and Joyoung from time to time. The Sourcing Services Agreement-Joyoung has a term of 3 years from the date of the separation, subject to renewal for successive 1-year periods unless we decide not to renew. The foregoing description of the Sourcing Services Agreement-Joyoung is subject to and qualified in its entirety by reference to the full text of the Sourcing Services Agreement-Joyoung, which is filed as Exhibit 10.7 to the 2025 Annual Report.

Product Development Agreement

We have entered into an agreement with JS Global to provide certain research and development, and related product management, services to JS Global entities. We provide such commercial services to JS Global to support JS Global’s operation of the SharkNinja-brand business in its territory and JS Global pays SharkNinja a service fee set forth in the applicable schedule. The services that are contemplated by this agreement include product development and testing, project management support, safety and compliance processes support and competitive and consumer insights and analysis, among others. The Product Development Agreement has a term of three years from the date of the separation and will automatically renew for successive periods of one year, unless JS Global provides notice of its intention not to renew. The foregoing description of the Product Development Agreement is subject to and qualified in its entirety by reference to the full text of the Product Development Agreement, which is filed as Exhibit 10.8 to the 2025 Annual Report. For the year ended December 31, 2025, we earned product development service fees of $6.0 million under the Product Development Agreement.

In March 2024, we entered into the first amendment to the Product Development Agreement which increased the amount of service fees owed to reflect increased costs of work. In June 2024, we entered into the second amendment to the Product Development Agreement which added the ability to pursue new services under the agreement by means of a statement of work. In October 2024, we entered into the third amendment to the Product Development Agreement which further increased the amount of service fees owed to reflect further increased costs of work. In November 2025, we entered into the fourth amendment to the Product Development Agreement which further increased the amount of service fees owed to reflect further increased costs of work.

Transition Services Agreement

In connection with the separation, we entered into a Transition Services Agreement with JS Global pursuant to which we provided certain transition services to JS Global, and (if needed) JS Global would provide certain transition services to us, in order to facilitate the transition of the separated JS Global business. The services were provided on a transitional basis for a term of twenty-four months, subject to a three-month extension by JS Global. The Transition Services Agreement ended on July 31, 2025. The foregoing description of the Transition Services Agreement is subject to and qualified in its entirety by reference to the full text of the Transition Services Agreement, which is filed as Exhibit 4.3 to the 2024 Form

20-F. For the year ended December 31, 2025, we earned transition service fees of $1.7 million under the Transition Services Agreement.

Employee Matters Agreement

In connection with the separation, we entered into an employee matters agreement with JS Global that governs our and JS Global’s respective rights, responsibilities and obligations with respect to certain employees (including those employed by us through a professional employer organization) located in Australia, Hong Kong, Japan, PRC, Singapore and South Korea, as well as allocate the assets, liabilities and responsibilities relating to such employees, employment matters, and employee compensation and benefit plans and programs.

In particular, JS Global has an obligation to provide substantially similar cash incentive opportunities and substantially similar employee benefit plans and programs, in each case, that were provided to our employees as of immediately prior to the separation who transferred to JS Global upon the separation. Subject to applicable law, JS Global will also provide service credit to such employees for purposes of vesting and eligibility to participate in its compensation and benefit plans (excluding vesting credit under any equity incentive opportunity), as well as eligibility to use any accrued but unused vacation time under its vacation policies, to the same extent such service was recognized under our plans.

The employee matters agreement further provides that JS Global is responsible for all go-forward liabilities with respect to our employees who transfer to JS Global in connection with the separation, and that we retained all employee-related liabilities with respect to the pre-separation period for all of our employees, including our employees in Hong Kong who were employed by JS Global prior to the separation. The foregoing description of the Employee Matters Agreement is subject to and qualified in its entirety by reference to the full text of the Employee Matters Agreement, which is filed as Exhibit 10.5 to the 2025 Annual Report.

Employment of an Immediate Family Member

Barney Tianhao Wang, Director, Global Robot Commercialization, is Mr. Wang’s son and currently serves as a member of our Board. In the fiscal year ended December 31, 2025, Barney Tianhao Wang received a base salary of $195,000, a cash bonus of $44,050, and RSU vesting of $3,582 fair market value.

Indemnification Agreements

Our Memorandum and Articles of Association provide, to the fullest extent permissible under Cayman Islands Law, that our directors and officers shall be indemnified against any liability, action, proceeding, claim, demand, costs damages or expenses, including legal expenses, incurred in their capacities as such unless such liability (if any) arises from actual fraud, willful neglect or willful default, as determined by a court of competent jurisdiction in a final non-appealable order. In addition, we have entered into indemnification agreements with each of our directors and executive officers.

Related Person Transactions Policy

Our Board recognizes the fact that transactions with related persons present a heightened risk of conflicts of interest (or the perception thereof). Our Board has adopted a written policy on transactions with related persons that is in conformity with the requirements for companies having ordinary shares that are listed on NYSE. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, that meets the disclosure requirements set forth in Item 404 of Regulation S-K, in which we were or are to be a participant and in which a “related person,” as defined in Item 404 of Regulation S-K, had, has or will have a direct or indirect material interest.

Employee, Officer, and Director Hedging and Pledging

Under our Insider Trading Policy, our directors, officers and employees may not hold Company securities in a margin account or otherwise pledge Company securities as collateral for a loan, unless pre-cleared by the Chief Legal Officer and the Chief Financial Officer. Employees are generally permitted to engage in transactions that are designed to hedge or offset market risk.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% shareholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

To the Company’s knowledge, based solely on a review of reports furnished to it and review of the Section 16 reports (Forms 3, 4 and 5 and any amendments to those forms) filed during (or with respect to) the fiscal year ended December 31, 2025, all of the Company’s officers, directors and ten percent holders have timely made the required filings.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected Ernst & Young LLP (“EY”), an independent registered public accounting firm, to audit the financial statements of the Company for the year ending December 31, 2026. We are submitting the Audit Committee’s selection of EY for ratification by the shareholders at the Annual General Meeting. A representative of EY is expected to be present at the Annual General Meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions. EY has served as our independent registered public accounting firm since 2022. Neither Cayman Islands law nor our Memorandum and Articles of Association require that shareholders ratify the selection of EY as our independent registered public accounting firm. However, we are submitting the selection of EY to shareholders for ratification as a matter of good corporate practice. If shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain EY. Even if the selection is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if they determine that such a change would be in the best interests of the Company and our shareholders.

	Year Ended December 31,
($ in thousands)	2025	2024
Audit Fees	$4,568	$4,373
Audit-Related Fees	-	-
Tax Fees	950	843
All Other Fees	5	5
Total	$5,523	$5,221

Audit fees consist of fees incurred for the annual audit of the Company’s consolidated financial statements, the audit of our internal control over financial reporting, the review of our interim financial statements, statutory audits of the financial statements of the Company’s subsidiaries, consultations on accounting issues relating to the annual audit, consents, and assistance with and review of documents filed with the SEC, including services that are normally provided in connection with registration, such as comfort letters.

Audit-related fees include those other assurance services provided by the independent auditor but not restricted to those that can only be provided by the auditor signing the audit report.

Tax fees relate to the aggregated fees for services related to tax compliance, tax planning and tax advice.

All other fees are any additional amounts billed for products and services provided by the independent auditor, including subscription fees to EY’s accounting and auditing research platform.

The Audit Committee has determined that the rendering of non-audit services by EY was compatible with maintaining their independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee is responsible for the appointment, replacement, compensation, evaluation and oversight of the work of the independent auditors. As part of this responsibility, the Audit Committee pre-approves all audit and non-audit services performed by the independent auditors in order to assure that they do not impair the auditor’s independence from the Company in accordance with the Audit Committee’s pre-approval policy.

All of the services relating to the fees described in the table above were pre-approved by our audit committee.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the appointment of Ernst & Young LLP as independent registered public accounting firm for SharkNinja, Inc. for the fiscal year ending December 31, 2026 be approved, confirmed and ratified in all respects.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

AUDIT COMMITTEE REPORT

Our Audit Committee is responsible for supervising our independent accountants, reviewing the results and scope of the audit and other accounting related services and reviewing our accounting practices and systems of internal accounting and disclosure controls, among other things. These responsibilities include reviewing and discussing with management and the independent auditor the annual audited financial statements. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of our financial statements.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by our independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The Audit Committee has reviewed and discussed with SharkNinja’s management and our Independent Auditor, Ernst & Young LLP, the audited consolidated financial statements of SharkNinja for the fiscal year ended December 31, 2025. The Audit Committee has also discussed with our Independent Auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has received and reviewed the written disclosures and the letter from our Independent Auditor required by applicable requirements of the PCAOB regarding our Independent Auditor’s communications with the Audit Committee concerning independence. The Audit Committee also has discussed with our Independent Auditor its independence from SharkNinja.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Submitted by the Audit Committee:

Kathryn J. Barton, Chair
Dennis Paul
Timothy R. Warner

The preceding Audit Committee Report does not constitute soliciting material and shall not be deemed to be filed, incorporated by reference into or part of any filing made by us (including any future filings) under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this report by reference, except to the extent we incorporate such report by specific reference.

PROPOSAL 3 – ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act and the related SEC rules, we are asking our shareholders to vote at the Annual General Meeting to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement. As discussed in detail under “Compensation Discussion & Analysis,” our executive compensation program is structured to drive performance, with a particular focus on aligning management compensation and incentives with the long-term interests of our shareholders, and is designed to attract, motivate, and retain highly skilled executives with the talent and experience necessary for achieving our short-term and long-term business objectives. We believe that our executive compensation program promotes the success of the Company and links pay to performance, which, in turn, results in better returns for our shareholders.

We are asking our shareholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement. Accordingly, we are asking our shareholders to vote on an advisory basis “FOR” the following non-binding resolution:

“RESOLVED, as an ordinary resolution, that the compensation of the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion & Analysis, Compensation Tables and narrative discussion, is hereby approved.”

The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to all compensation relating to the Company’s Named Executive Officers, as described in this proxy statement. The vote is advisory and is not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions and policies regarding the Company’s executive officers.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act and the related SEC rules, we are seeking an advisory vote from our shareholders on how often we should hold an advisory vote to approve our Named Executive Officer compensation, as described in Proposal 3. You may vote for every one, two, or three years, or you may abstain from voting.

After considering the benefits and consequences of each alternative, the Board has determined that an advisory vote to approve our Named Executive Officer compensation that occurs every one year is the most appropriate alternative for the Company. Accordingly, we are asking our shareholders to vote for a “ONE YEAR” year interval for the frequency of the advisory vote to approve the compensation of our Named Executive Officers for the following non-binding resolution:

“RESOLVED, as an ordinary resolution, that the frequency of the vote to approve the compensation of the Company’s Named Executive Officers shall be every one year.”

The proposal asks shareholders to indicate their preference, on an advisory basis, as to whether non-binding future shareholders advisory votes on the compensation of our Named Executive Officers should be held every year, two years, or three years. The Board and the Compensation Committee value the opinions of our shareholders in this matter and will take into account the outcome of this vote when making future decisions regarding the frequency of holding future shareholders advisory votes on the compensation of our Named Executive Officers. However, because this is an advisory vote and therefore not binding on the Board, the Compensation Committee or the Company, the Board may decide that it is in the best interests of our shareholders that we hold an advisory vote on the compensation of our Named Executive Officers more or less frequently than the option preferred by our shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR “ONE YEAR” AS THE FREQUENCY OF FUTURE SHAREHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 5 – APPROVAL OF AN AMENDMENT AND RESTATEMENT TO OUR MEMORANDUM AND ARTICLES OF ASSOCIATION

The Board is requesting that shareholders approve an Amendment and Restatement to the Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) that would update the disclosures required from shareholders to propose business or nominate directors for appointment at the Company’s annual general meeting, align the advance notice period for shareholders to notify the Company of such business proposals or director nominations with market practice for domestic issuers and make other immaterial changes. The full text of the proposed amendments to the Memorandum and Articles of Association are attached to this Proxy Statement as Appendix A, with the proposed deletions reflected by “strike-through” text and proposed additions reflected by “underline” and “bold” text.

As amended, the period for a shareholder to provide notice of business proposals or director nominations would be not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year’s annual general meeting. The Board has determined that the procedural and scope of disclosure requirements in the proposed amendments are appropriate and beneficial for the Company’s shareholders in promoting transparency, efficiency and an orderly annual general meeting process without materially diminishing shareholder rights, and are consistent with current best practices with respect to advance notice procedures.

With respect to the SEC’s “universal proxy” rules, the Amended and Restated Memorandum and Articles of Association, would provide that, for any director nominees proposed by a noticing shareholder pursuant to the Amended and Restated Memorandum and Articles of Association, the Company shall disregard any proxies or votes solicited and no vote shall take place for such director nominees if the noticing shareholder or any proposing person fails to comply with the applicable requirements of Rule 14a-19 under the Exchange Act and the notice requirements in our Amended and Restated Memorandum and Articles of Association or fails to timely provide documentation reasonably satisfactory to the Company that such proposing person has met the requirements of Rule 14a-19(a)(3).

The amendments to the Memorandum and Articles of Association also reflect certain immaterial changes to streamline and update the Memorandum and Articles of Association. These changes do not substantively affect shareholders’ rights.

Rationale for the Advance Notice and Universal Proxy Rule Amendments

Advance notice requirements provide companies and their shareholders with advance notice of a shareholder’s intention to nominate directors for appointment to a company’s board or to propose other business to be considered at a shareholder meeting. These requirements are intended to give companies and their shareholders sufficient time and the necessary information to make informed decisions on such nominations or proposals, thereby promoting transparency and an orderly meeting process.

After careful consideration and recommendation by our Nominating and Corporate Governance Committee as part of its regular review of our corporate governance documents, as well as review of governing documents of other similarly situated companies, consideration of current best practices of domestic issuers and in response to the SEC’s “universal proxy” rules, our Board has determined that the proposed amendments to the Company’s advance notice provisions are appropriate and beneficial in promoting transparency, efficiency and an orderly annual general meeting process without materially diminishing shareholder rights. Further, the Board believes the proposed amendments will help ensure that shareholders are provided the information necessary to thoroughly consider shareholder nominees and business proposals in advance of annual general meetings. In addition, the proposed changes to the advance notice period are designed to provide shareholders time to notify the Company while still providing adequate opportunity for review of such business proposals or director nominees.

Full Text of the Resolution

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the Amended and Restated Memorandum and Articles of Association annexed hereto as Appendix A.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF OUR MEMORANDUM AND ARTICLES OF ASSOCIATION.

ADDITIONAL INFORMATION

2027 Annual General Meeting Shareholder Proposals And Nominations

The Company’s Memorandum and Articles of Association provide that, for shareholder nominations to our Board or other proposals to be considered at an annual general meeting, shareholders must give timely notice thereof in writing to the Corporate Secretary at SharkNinja, Inc., 89 A Street, Needham, MA 02494.

To be timely for the 2027 annual general meeting, a shareholder’s notice must be delivered to or mailed and received by our Corporate Secretary at the principal executive offices of the Company not earlier than 5:00 p.m. Eastern Time on February 18, 2027, and not later than 5:00 p.m. Eastern Time on March 20, 2027. A shareholder’s notice to the Corporate Secretary must set forth, as to each matter the shareholder proposes to bring before the annual general meeting, the information required by our Memorandum and Articles of Association. In addition to satisfying the provisions in our Memorandum and Articles of Association relating to nominations of director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 of the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than April 19, 2027.

Shareholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at SharkNinja’s 2027 annual general meeting must be received by the Company not later than December [●], 2026, in order to be considered for inclusion in SharkNinja’s proxy materials for that meeting.

Other Shareholder Communications with our Board of Directors

Shareholders may contact any of the Company’s directors, including the Chairperson, the non-management directors as a group, the chair of any committee of the Board, or any committee of the Board by writing them as follows:

SharkNinja, Inc.
89 A Street, #100
Needham, MA, 02494
Attn: Legal Department

Concerns relating to accounting, internal controls, or auditing matters should be communicated to the Company through the Corporate Secretary and will be handled in accordance with the procedures established by the audit committee with respect to such matters.

“Householding” — Shareholders Sharing the Same Address

SEC rules permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address receive a single copy of our 2025 Annual Report and proxy materials, including the Notice, unless an affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees.

This year, a number of SharkNinja shareholders will be “householding” our annual report and proxy materials, including the Notice. A single Notice and, if applicable, a single set of the 2025 Annual Report and other proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.

Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, the 2025 Annual Report and other proxy materials to any shareholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice and, if applicable, the 2025 Annual Report and other proxy materials, you may write to Investor Relations at the address listed below. Shareholders who hold our Ordinary Shares in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Any shareholders who share the same address and currently receive multiple copies of the Notice or the 2025 Annual Report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or the Company’s Investor Relations department at the address listed below or telephone number listed above.

Available Information

We will mail to any shareholder, without charge, upon written request, a copy of our 2025 Annual Report, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Investor Relations
SharkNinja, Inc.
89 A Street
Needham, MA 02494

The 2025 Annual Report is also available on the Investor Relations website at ir.sharkninja.com/financials/annual-reports/default.aspx. Please help us reduce administrative costs by taking advantage of this method of obtaining our 2025 Annual Report.

Other Matters

Our Board knows of no matter that will be presented for consideration at the meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors

/s/ Mark Barrocas, Chief Executive Officer and Director

Needham, Massachusetts
April [●], 2026

APPENDIX A

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES

AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

SHARKNINJA, INC.
(adopted by special resolution dated [~~JUNE 28, 2023~~] and effective on [~~JULY 28, 2023~~])

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES

AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION
OF
SHARKNINJA, INC.
1(ADOPTED BY SPECIAL RESOLUTION DATED [~~JUNE 28, 2023~~] AND EFFECTIVE ON [~~JULY 28, 2023~~])
1The name of the Company is SharkNinja, Inc.
2The Registered Office of the Company shall be at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, or at such other place as the Directors may decide.
3The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.
4The liability of each Member is limited to the amount unpaid on such Member’s shares.
5The authorised share capital of the Company is US$110,000 divided into 1,000,000,000 ordinary shares of a par value of US$0.0001 each and 100,000,000 preferred shares of a par value of US$0.0001 each.
6The Company has the power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.
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7Capitalised terms that are not defined in this Amended and Restated Memorandum of Association bear the same meaning as those given in the Amended and Restated Articles of Association of the Company.

3

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES

AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
SHARKNINJA, INC.
(ADOPTED BY SPECIAL RESOLUTION DATED [~~JUNE 28, 2023~~] AND EFFECTIVE ON [~~JULY 28, 2023~~])
1Interpretation
1.1In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

“Affiliate”	means (i) in the case of a natural person, such person’s parents, parents-in-law, spouse, children or grandchildren, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by such person or any of the foregoing, and (ii) in the case of a corporation, partnership or other entity or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity. The term “control” shall mean the ownership, directly or indirectly, of shares possessing more than fifty per cent (50%) of the voting power of the corporation, or the partnership or other entity (other than, in the case of a corporation, shares having such power only by reason of the happening of a contingency), or having the power to control the management or elect a majority of members to the board of directors or equivalent decision-making body of such corporation, partnership or other entity.
“Applicable Law”	means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.
“Articles”	means the Amended and Restated Articles of Association of the Company, as from time to time altered or added to in accordance with the Statute and the Articles.
“Audit Committee”	means the audit committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Auditor”	means the person for the time being performing the duties of auditor of the Company (if any).
“Business Day”	means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City.
4

“Cause”	means, for removal of a Director, where (a) the Director has been convicted of a felony or criminal offence by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (b) such Director has been found by a court of competent jurisdiction, to have been guilty of willful misconduct in the performance of such Director’s duties to the Company in a matter of substantial importance to the Company; or (c) such Director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects such director’s ability to perform their obligations as a Director
“Chairperson”	means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.
“Clearing House”
“Company”	means the above named company.
“Company’s Website”	means the website of the Company, the address or domain name of which has been notified to Members.
“Compensation Committee”	means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Controlled Company”	has the meaning given to it in the rules of the Designated Stock Exchange.
“Designated Stock Exchange”	means any United States national securities exchange on which the securities of the Company are listed for trading, including the New York Stock Exchange.
“Directors”	means the directors for the time being of the Company.
“Dividend”	means any dividend (whether interim or final) resolved to be paid on shares pursuant to the Articles.

“electronic communication”	means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors.
“electronic record”	has the same meaning as in the Electronic Transactions Act.
“Electronic Transactions Act”	means the Electronic Transactions Act (As Revised) of the Cayman Islands.
“Exchange Act”
means the United States Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

“Independent Director”	has the same meaning as in the rules and regulations of the Designated Stock Exchange or in Rule 10A-3 under the Exchange Act, as the case may be.
“Majority Shareholder”	means Mr. Xuning Wang.
5

“Majority Shareholder Affiliates”	means (a) each of the Majority Shareholder’s legal spouse, parents, children and other lineal descendants (each, an “Immediate Family Member”); and (b) any trust for the benefit of the Majority Shareholder and/or any of the Immediate Family Members as defined under (a), and any corporation, partnership or any other entity ultimately controlled by the Majority Shareholder and/or any of the Immediate Family Members as defined under (a) through possession of voting power or investment power over Shares held by any such entity. For the avoidance of doubt, the terms “voting power” and “investment power” shall have such meanings as defined under Rule 13d-3 of the Exchange Act.
“Member”	has the same meaning as in the Statute.
“Memorandum of Association”	means the amended and restated memorandum of association of the Company.
“Nominating and Corporate Governance Committee”	means the nominating and corporate governance committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Officer”	means a person appointed to hold an office in the Company.
“Ordinary Resolution”	means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and does not include a unanimous written resolution. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.
“Ordinary Share”	means an ordinary share in the share capital of the Company of US$0.0001 nominal or par value designated as Ordinary Shares, and having the rights provided for in the Articles.
“Preferred Share”	means a preferred share in the share capital of the Company of US$0.0001 nominal or par value designated as Preferred Shares, and having the rights provided for in the Articles.
“Register of Members”	means the register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members.
“Registered Office”	means the registered office for the time being of the Company.
“Seal”	means the common seal of the Company and includes every duplicate seal.
“Securities and Exchange Commission”	means the United States Securities and Exchange Commission.
“Securities Act”	means the Securities Act of 1933 of the United States of America, as amended, or any similar federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.
“Share”	means any share in the capital of the Company, including the Ordinary Shares, Preferred Shares and shares of other classes.
“signed”	means a signature or representation of a signature affixed by mechanical means or an electronic symbol or process attached to or logically associated with an electronic communication and executed or adopted by a person with the intent to sign the electronic communication.
6

“Special Resolution”	means a resolution passed by at least two thirds of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and does not include a unanimous written resolution. In computing the approval when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.
“Statute”	means the Companies Act (As Revised) of the Cayman Islands.
“Treasury Share”	means a share held in the name of the Company as a treasury share in accordance with the Statute.

1.2In the Articles, save where the context requires otherwise:
(a)words importing the singular number include the plural number and vice versa;
(b)words importing the masculine gender include the feminine gender;
(c)words importing persons include corporations as well as any other legal or natural person;
(d)“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an electronic record;
(e)“shall” shall be construed as imperative and “may” shall be construed as permissive;
(f)references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;
(g)any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;
(h)the term “and/or” is used to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);
(i)headings are inserted for reference only and shall be ignored in construing the Articles;
(j)any requirements as to delivery under the Articles include delivery in the form of an electronic record;
(k)any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act;
(l)sections 8 and 19(3) of the Electronic Transactions Act shall not apply;
(m)the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and
(n)the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.
7

2Formation Expenses
2.1The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company including the expenses of registration.
3Issue of Shares and other Securities
3.1Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may, in their absolute discretion and without approval of the holders of Ordinary Shares, allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividend or other distribution, voting, return of capital or otherwise, any or all of which may be greater than the powers and rights associated with the Ordinary Shares, to such persons, at such times and on such other terms as they think proper, which shall be conclusively evidenced by their approval of the terms thereof, and may also (subject to the Statute and the Articles) vary such rights.
3.2The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.
3.3The Company shall not issue Shares in bearer form and shall only issue Shares as fully paid.
4Ordinary Shares
4.1The holders of the Ordinary Shares shall be:
(a)entitled to dividends in accordance with the relevant provisions of the Articles;
(b)entitled to and are subject to the provisions in relation to winding up of the Company provided for in the Articles;
(c)entitled     to attend general meetings of the Company and shall be entitled to one vote for each Ordinary Share registered in their name in the Register of Members, both in accordance with the relevant provisions of the Articles.
4.2All Ordinary Shares shall rank pari passu with each other in all respects.
5Preferred Shares
5.1Preferred Shares may be issued from time to time in one or more series, each of such series to have such voting powers (full or limited or without voting powers), designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed, or in any resolution or resolutions providing for the issue of such series adopted by the Directors as hereinafter provided.
5.2Authority is hereby granted to the Directors, subject to the provisions of the Memorandum, the Articles and applicable law, to create one or more series of Preferred Shares and, with respect to each such series, to fix by resolution or resolutions, without any further vote or action by the Members of the Company providing for the issue of such series:
(a)the number of Preferred Shares to constitute such series and the distinctive designation thereof;
(b)the dividend rate on the Preferred Shares of such series, the dividend payment dates, the periods in respect of which dividends are payable (“Dividend Periods”), whether such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate;
8

(c)whether the Preferred Shares of such series shall be convertible into, or exchangeable for, Shares of any other class or classes or any other series of the same or any other class or classes of Shares and the conversion price or prices or rate or rates, or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided in such resolution or resolutions;
(d)the preferences, if any, and the amounts thereof, which the Preferred Shares of such series shall be entitled to receive upon the winding up of the Company;
(e)the voting power, if any, of the Preferred Shares of such series;
(f)transfer restrictions and rights of first refusal with respect to the Preferred Shares of such series; and
(g)such other terms, conditions, special rights and provisions as may seem advisable to the Directors.
5.3Notwithstanding the fixing of the number of Preferred Shares constituting a particular series upon the issuance thereof, the Directors at any time thereafter may authorise the issuance of additional Preferred Shares of the same series subject always to the Statute and the Memorandum of Association.
5.4No dividend shall be declared and set apart for payment on any series of Preferred Shares in respect of any Dividend Period unless there shall likewise be or have been paid, or declared and set apart for payment, on all Preferred Shares of each other series entitled to cumulative dividends at the time outstanding which rank senior or equally as to dividends with the series in question, dividends rateably in accordance with the sums which would be payable on the said Preferred Shares through the end of the last preceding Dividend Period if all dividends were declared and paid in full.
5.5If, upon the winding up of the Company, the assets of the Company distributable among the holders of any one or more series of Preferred Shares which (a) are entitled to a preference over the holders of the Ordinary Shares upon such winding up; and (b) rank equally in connection with any such distribution, shall be insufficient to pay in full the preferential amount to which the holders of such Preferred Shares shall be entitled, then such assets, or the proceeds thereof, shall be distributed among the holders of each such series of the Preferred Shares rateably in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.
6Register of Members
6.1The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute, provided that for so long as the securities of the Company are listed for trading on the Designated Stock Exchange, title to such securities may be evidenced and transferred in accordance with the laws applicable to and the rules and regulations of the Designated Stock Exchange.
6.2The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.
7Closing Register of Members or Fixing Record Date
7.1For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.
7.2In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.
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7.3If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.
8Certificates for Shares
8.1A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.
8.2The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.
8.3If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.
8.4Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.
8.5Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.
9Transfer of Shares
9.1Subject to the terms of the Articles any Member may transfer all or any of their Shares by an instrument of transfer provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.
9.2The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.
9.3The Directors may, in their absolute discretion, decline to register any transfer of Shares, subject to any applicable requirements imposed from time to time by the Commission and the Designated Stock Exchange.
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10Redemption, Repurchase and Surrender of Shares, Treasury Shares
10.1 Subject to the provisions, if any, in the Articles, the Memorandum, applicable law, including the Statute, and the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may:
(a)issue Shares on terms that they are to be redeemed or are liable to be redeemed at the option of the Company or the Member on such terms and in such manner as the Directors may, before the issue of such Shares, determine; and
(b)purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member, provided that the manner of purchase is in accordance with any applicable requirements imposed from time to time by the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law;
10.2 For the avoidance of doubt, redemptions, repurchases and surrenders of Shares in the circumstances described in the Article above shall not require further approval of the Members.
10.3 The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.
10.4 The Directors may accept the surrender for no consideration of any fully paid Share.
10.5 The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.
10.6 The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).
11Variation of Rights of Shares
11.1 Subject to Article 3.1, if at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued Shares of that class, or with the sanction of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.
11.2 For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.
11.3 The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking in priority to or pari passu therewith.
12Commission on Sale of Shares
12.1The Company may, in so far as the Statute permits, pay a commission to any person in consideration of that person subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure
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subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.
13Non Recognition of Trusts
13.1The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.
14Lien on Shares
14.1 The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or their estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.
14.2 The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within 14 clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.
14.3 To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or their nominee shall be registered as the holder of the Shares comprised in any such transfer, and they shall not be bound to see to the application of the purchase money, nor shall their title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.
14.4 The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.
15Call on Shares
15.1 Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least 14 clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon them notwithstanding the subsequent transfer of the Shares in respect of which the call was made.
15.2 A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.
15.3 The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.
15.4 If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.
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15.5 An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.
15.6 The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.
15.7 The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by that Member, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.
15.8 No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.
16Forfeiture of Shares
16.1 If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than 14 clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.
16.2 If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.
16.3 A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.
16.4 A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by that person to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but that person’s liability shall cease if and when the Company shall have received payment in full of all monies due and payable by them in respect of those Shares.
16.5 A certificate in writing under the hand of one Director or Officer that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall their title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.
16.6 The provisions of the Articles as to forfeiture shall apply in the case of non payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.
17Transmission of Shares
17.1 If a Member dies, the survivor or survivors (where they were a joint holder) or their legal personal representatives (where they were a sole holder), shall be the only persons recognised by the Company as having any title to the deceased Member’s Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which that Member was a joint or sole holder.
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17.2 Any person becoming entitled to a Share in consequence of the death or bankruptcy, liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by that person to the Company, either to become the holder of such Share or to have some person nominated by them registered as the holder of such Share. If they elect to have another person registered as the holder of such Share they shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before their death or bankruptcy, liquidation or dissolution, as the case may be.
17.3 A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which they would be entitled if they were the holder of such Share. However, they shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered or to have some person nominated by them be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before their death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within 90 days of being received or deemed to be received (as determined pursuant to the Articles) the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.
18Alteration of Capital
18.1 The Company may by Ordinary Resolution:
(a)increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;
(b)consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;
(c)convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;
(d)by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and
(e)cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the Shares so cancelled.
18.2 All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.
18.3 Subject to the provisions of the Statute and the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution, the Company may by Special Resolution:
(a)change its name;
(b)alter or add to the Articles;
(c)alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and
(d)reduce its share capital or any capital redemption reserve fund.
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19Offices and Places of Business
Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.
20General Meetings
20.1 All general meetings of the Company other than annual general meetings shall be called extraordinary general meetings.
20.2 For so long as the Company’s securities are traded on a Designated Stock Exchange, the Company shall in each year hold a general meeting as its annual general meeting at such time and place as may be determined by the Directors. Save that the Company may, but shall not be required to, hold an annual general meeting in the year in which these Articles were adopted.
20.3 Extraordinary general meetings may be called by a majority of the Directors or by the Chairperson, except that the Chairperson may not call an extraordinary general meeting for the purposes of appointing and/or removing Directors. If an extraordinary general meeting is called by the Directors, such extraordinary general meeting shall be held at such time and place as may be determined by the Directors, and if an extraordinary general meeting is called by the Chairperson, such extraordinary general meeting shall be held at such time and place as may be determined by the Chairperson.
20.4 The Members shall have no ability to call or requisition an extraordinary general meeting.
20.5 A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.
21Notice of General Meetings
21.1 At least ten (10) clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:
(a)in the case of an annual general meeting, by all the Members (or their proxies) entitled to attend and vote thereat; and
(b)in the case of an extraordinary general meeting, by the Members (or their proxies) having a right to attend and vote at the meeting, together holding not less than a majority of the Shares giving that right.
21.2 The notice convening an annual general meeting shall specify the meeting as such, and the notice convening a meeting to pass a Special Resolution shall specify the intention to propose the resolution as a Special Resolution. Notice of every general meeting shall be given to all Members other than such as, under the provisions hereof or the terms of issue of the Shares they hold, are not entitled to receive such notice from the Company.
21.3 In cases where instruments of proxy are sent out with a notice of general meeting, the accidental omission to send such instrument of proxy to, or the non-receipt of any such instrument of proxy by, any person entitled to receive notice shall not invalidate any resolution passed or any proceeding at any such meeting.
21.4 No business may be transacted at any general meeting, other than business that is either (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Directors (or any duly authorised committee thereof) or, except in respect of the appointment and/or removal of Directors, the Chairperson, (B) otherwise properly brought before an annual general meeting by or at the direction of the Directors (or any duly authorised committee thereof) or, except in respect of the appointment and/or removal of Directors, the Chairperson, (C) otherwise
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properly brought before an annual general meeting by any Member who (1) is a Member of record on both (x) the date of the giving of the notice by such Member provided for in this Article and (y) the record date for the determination of Members entitled to vote at such annual general meeting and (2) complies with the notice procedures set forth in this Article.
(a)In addition to any other applicable requirements, for business to be brought properly before an annual general meeting by a Member, such Member must have given timely notice thereof in proper written form to the Secretary of the Company and comply with this Article 21.4~~(c) and (f)~~.
(b)All notices of general meetings shall be sent or otherwise given in accordance with this Article not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of an extraordinary general meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual general meeting, those matters which the Directors, at the time of giving the notice, intend~~s~~ to present for action by the members (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which Directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the Directors intend to present for election.
(c)For matters other than for the nomination for election of a Director to be made by a Member, to be timely, such Member’s notice shall be delivered to or mailed and received ~~the Company~~ at the principal executive offices of the Company not less than ninety (90) days and not more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual general meeting; provided, however, that if the Company’s annual general meeting occurs on a date more than thirty (30) days earlier or later than the Company’s prior year’s annual general meeting, then the Directors shall determine a date a reasonable period prior to the Company’s annual general meeting by which date the Member’s notice must be delivered and publicise such date in a filing pursuant to the Exchange Act, or via press release. Such publication shall occur at least ten (10) days prior to the date set by the Directors. In no event shall an adjournment or a postponement of an annual general meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a Member’s notice as described in this Article 21.4(c).
(d)To be in proper written form, a Member’s notice to the Company must set forth as to such matter such Member proposes to bring before the annual general meeting:
(i)a reasonably brief description of the business desired to be brought before the annual general meeting, including the text of the proposal or business, and the reasons for conducting such business at the annual general meeting;
(ii)the name and address, as they appear on the Company’s Register of Members, of the Member proposing such business and any Member Associated Person (as defined below);
(iii)the class or series and number of shares of the Company that are held of record or are beneficially owned by such Member or any Member Associated Person and any derivative positions held or beneficially held by the Member or any Member Associated Person;
(iv)whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such Member or any Member Associated Person with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of Shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such Member or any Member Associated Person with respect to any securities of the Company;
(v)any material interest of the Member or a Member Associated Person in such business, including a reasonably detailed description of all agreements, arrangements and understandings between or among any of such Members or between or among any proposing Members and
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any other person or entity (including their names) in connection with the proposal of such business by such Member; and
(vi)a statement as to whether such Member or any Member Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting Shares required under rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law to carry the proposal.
(vii)For purposes of this Article 21.4(d), a “Member Associated Person” of any Member shall mean (x) any Affiliate; or person acting in concert with, such Member, (y) any beneficial owner of shares of the Company owned of record or beneficially by such Member and on whose behalf the proposal or nomination, as the case may be, is being made, or (z) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (x) and (y).
(e)In addition to any other applicable requirements, for a nomination for election of a Director to be made by a Member (other than Directors to be nominated by any series of Preferred Shares, voting separately as a class), such Member (a “Nominating Member”) must (A) be a Member of record on both (x) the date of the giving of the notice by such Member provided for in this Article and (y) the record date for the determination of Members entitled to vote at such annual general meeting, and on each such date beneficially own more than 15% of the issued and outstanding Shares (unless otherwise required by the applicable Exchange Act or the rules and regulations of the Securities and Exchange Commission) and (B) have given timely notice thereof in proper written form to the Secretary of the Company. If a Member is entitled to vote only for a specific class or category of directors at a meeting of the Members, such Member’s right to nominate one or more persons for election as a director at the meeting shall be limited to such class or category of directors.
(f)To be timely for purposes of Article 21.4(e), a Member’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than ninety (90) days and not ~~nor~~ more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual general meeting; provided, however, that if the Company’s annual general meeting occurs on a date more than thirty (30) days earlier or later than the Company’s prior year’s annual general meeting, then the Directors shall determine a date a reasonable period prior to the Company’s annual general meeting by which date the Member’s notice must be delivered and publicise such date in a filing pursuant to the Exchange Act, or via press release. Such publication shall occur at least ten (10) days prior to the date set by the Directors. In no event shall an adjournment or a postponement of an annual general meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a Member’s notice as described in this Article 21.4(f).~~in the event less than one hundred thirty (130) days’ notice or prior public disclosure of the date of the meeting is given or made to Members, notice by the Member to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made.~~
(g)To be in proper written form for purposes of Article 21.4(f), a Nominating Member’s notice to the Secretary must ~~be~~ set forth:
(i)as to each Nominating Member:
(A)    the information that is requested in Article 21.4(d)(ii)-(vi); and
(B)    any other information relating to such Member that would be required to be disclosed pursuant to the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.
(ii)as to each person whom the Member proposes to nominate for election as a director:
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(A)    all information that would be required by Article 21.4(d)(ii)-(vi) if such nominee was a Nominating Member, except such information shall also include the business address and residence address of the person;
(B)    the principal occupation or employment of the person;
(C)    all information relating to such person that is required to be disclosed in solicitations of proxies for appointment of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act or any successor provisions thereto, and any other information relating to the person that would be required to be disclosed pursuant to the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law; and
(D)    a description of all direct and indirect compensation and other material monetary arrangements and understandings during the past three years, and any other material relationship, between or among any Nominating Member and their Affiliates and associates, on the one hand, and each proposed nominee, their respective Affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K of the Exchange Act if such Nominating Member were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant.

Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The Company may require any proposed nominee to furnish such other information as may be reasonably required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.
(iii)all other information required by Rule 14a-19 under the Exchange Act, including a statement as to whether such Nominating Member will deliver a proxy statement and form of proxy to holders of at least 67% of the Company’s voting Shares entitled to vote on the election of directors in support of each proposed nominee.
(h)A Member providing notice as set forth in this Article shall update and supplement such notice in writing (i) if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (x) the record date for the determination of Members entitled to vote at such annual general meeting and (y) the date that is five (5) business days prior to the meeting and, in the event of any adjournment or postponement thereof, five (5) business days prior to such adjourned or postponed meeting and (ii) to provide evidence that the Member providing notice under Article 21.4(f) has solicited proxies from holders representing at least 67% of the Company’s voting Shares entitled to vote on the election of directors. In the case of an update and supplement pursuant to clause (i)(x) of this Article 21.4(h), such update and supplement shall be received at the principal executive offices of the Company not later than five (5) business days after the record date for the meeting. In the case of an update and supplement pursuant to clause (i)(y) of this Article 21.4(h), such update and supplement shall be received at the principal executive offices of the Company not later than two (2) business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two (2) business days prior to such adjourned or postponed meeting. In the case of an update and supplement pursuant to clause (ii) of this Article 21.4(h), such update and supplement shall be received at the principal executive offices of the Company not later than five (5) business days after the Member providing a notice under Article 21.4(f) files a definitive proxy statement in connection with the meeting.
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(i)Unless otherwise provided by the terms of the Articles, any series of Preferred Shares or any agreement among Members or other agreement approved by the Directors, only persons who are nominated in accordance with the procedures set forth above shall be eligible to serve as Directors. If the chairperson of a general meeting determines that a proposed nomination was not made in compliance with the Articles, they shall declare to the general meeting that nomination is defective and such defective nomination shall be disregarded. Notwithstanding the foregoing provisions of the Articles, if the Nominating Member (or a qualified representative of the Nominating Member) does not appear at the general meeting to present the nomination, such nomination shall be disregarded.
21.5 Subject to the Articles, a Director appointed pursuant to this Article 21 shall hold office until the expiry of their term as contemplated by Article 31.1 or until such time as they are removed from office pursuant to Article 31.3 or they vacate office in accordance with Article 32.
21.6 No person shall be eligible for election as a director of the Company under to this Article 21 unless nominated in accordance with the procedures set forth in this Article. If the chairperson of an annual general meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairperson shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.
21.7 The accidental omission to give notice of a meeting to or the non receipt of a notice of a meeting by any Member shall not invalidate the proceedings at any meeting.
22Proceedings at General Meetings
22.1 No business shall be transacted at any general meeting unless a quorum of Members is present at the time when the meeting proceeds to business. Members holding in aggregate not less than a one-third of all voting share capital of the Company in issue present in person or by proxy and entitled to vote shall be a quorum. A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting. If, however, such quorum is not present or represented at any general meeting, then either (i) the chairperson of the meeting or (ii) the Members entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting.
22.2 When a meeting is adjourned to another time and place, unless the Articles otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business that might have been transacted at the original meeting. Subject to Articles 21.4(c) and 21.4(f), if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Member of record entitled to vote at the meeting.
22.3 A determination of the Members of record entitled to notice of or to vote at a general meeting shall apply to any adjournment of such meeting unless the Directors fix a new record date for the adjourned meeting, but the Directors shall, subject to Articles 21.4(c) and 21.4(f), fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.
22.4 The Chairperson shall preside as chairperson at every general meeting of the Company. If at any meeting the Chairperson is not present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as chairperson, the Directors present shall elect one of their number as chairperson of the meeting or if all the Directors present decline to take the chair, the Members present shall choose one of their own number to be the chairperson of the meeting.
22.5 At any general meeting a resolution put to the vote of the meeting shall be decided on a poll.
22.6 A poll shall be taken in such manner as the chairperson of the meeting directs, and the result of the poll shall be deemed to be the resolution of the meeting.
22.7 In the case of an equality of votes, the chairperson of the meeting shall not be entitled to a second or casting vote.
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23Votes of Members
23.1 Subject to any rights and restrictions for the time being attached to any class or classes of Shares, every Member present in person and every person representing a Member by proxy at a general meeting of the Company shall have one vote for each Share registered in such Member’s name in the Register of Members. No cumulative voting shall be allowed.
23.2 In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.
23.3 A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by their committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.
23.4 No person shall be entitled to vote at any general meeting unless they are registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by them in respect of Shares have been paid.
23.5 No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairperson of the meeting whose decision shall be final and conclusive.
23.6 On a poll votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall state which proxy is entitled to vote on a show of hands and shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.
23.7 On a poll, a Member holding more than one Share need not cast the votes in respect of their Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing the proxy, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which they are appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which they are appointed.
24Proxies
24.1 The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of their attorney duly authorised in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorised representative. A proxy need not be a Member.
24.2 The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.
24.3 The chairperson of the meeting may in any event at their discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairperson, shall be invalid.
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24.4 The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.
24.5 Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.
25Corporate Members
25.1Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which they represent as the corporation could exercise if it were an individual Member.
26Clearing Houses
26.1If a clearing house or depository (or its nominee) is a Member it may, by resolution of its directors, other governing body or authorised individual(s) or by power of attorney, authorise such person or persons as it thinks fit to act as its representative or representatives at any general meeting of the Company or at any general meeting of any class of Members; provided that, if more than one person is so authorised, the authorisation shall specify the number and class of Shares in respect of which each such person is so authorised. A person so authorised pursuant to this provision shall be entitled to exercise the same powers on behalf of the clearing house (or its nominee) which they represents as that clearing house (or its nominee) could exercise if it were an individual Member holding the number and class of Shares specified in such authorisation.
27Shares that May Not be Voted
Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.
28Directors
28.1 There shall be a board of Directors consisting of such number of Directors as fixed by the Directors from time to time (but no less than two Directors). So long as Shares are listed on the Designated Stock Exchange, the board of Directors shall include such number of “independent directors” as the relevant rules applicable to the listing of any Shares on the Designated Stock Exchange require (subject to any applicable exceptions or exemptions).
28.2 The Directors by the affirmative vote of a simple majority of the remaining Directors present and voting at a meeting of the Directors, even if less than a quorum, shall have the power from time to time and at any time to appoint any person as a Director to fill a casual vacancy on the board of Directors or as an addition to the existing board of Directors, subject to the Articles, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Any Director so appointed shall hold office until the earlier of: (i) the expiry of the term of the Director they replaced; (ii) such time as they are removed from office pursuant to Article 31.3; or (iii) they vacate office in accordance with Article 32.
28.3 The Directors may, from time to time, and except as required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, adopt, institute, amend, modify or revoke the corporate governance policies or initiatives, which shall be intended to set forth the policies of the Company and the Directors on various corporate governance related matters, as the Directors shall determine by resolution from time to time.
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28.4 A Director shall not be required to hold any Shares in the Company by way of qualification. A Director who is not a Member shall nevertheless be entitled to receive notice of and to attend and speak at general meetings of the Company and all classes of shares of the Company.
29Directors’ Fees and Expenses
29.1 The Directors may receive such remuneration as the Directors may from time to time determine. The Directors may be entitled to be repaid all traveling, hotel and incidental expenses reasonably incurred or expected to be incurred by that Director in attending meetings of the Directors or committees of the Directors or general meetings or separate meetings of any class of securities of the Company or otherwise in connection with the discharge of their duties as a Director.
29.2 Any Director who performs services which in the opinion of the Directors go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Directors may determine and such extra remuneration shall be in addition to or in substitution for any ordinary remuneration provided for, by or pursuant to any other Article.
30Powers and Duties of Directors
30.1 Subject to the provisions of the Statute, the Memorandum and the Articles and to any resolutions made in a general meeting, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company. No resolution made by the Company in a general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been made.
30.2 The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committees consisting of such member or members of their body as they think fit (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee (provided that the Compensation Committee and the Nominating and Corporate Governance Committee may be combined into a single committee); provided that any committee so formed shall include amongst its members at least two Directors unless otherwise required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law (subject to any applicable exceptions or exemptions); provided further that no committee shall have the power of authority to (a) recommend to the Members an amendment of the Articles (except that a committee may, to the extent authorised in the resolution or resolutions providing for the issuance of Shares adopted by the Directors as provided under the laws of the Cayman Islands, fix the designations and any of the preferences or rights of such Shares relating to dividends, redemption, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such Shares for, Shares of any other class or classes or any other series of the same or any other class or classes of shares of the Company); (b) adopt an agreement of merger or consolidation; (c) recommend to the Members the sale, lease or exchange of all or substantially all of the Company’s property and assets; (d) recommend to the Members a dissolution of the Company or a revocation of a dissolution; (e) recommend to the Members an amendment of the Memorandum of Association of the Company; or (f) declare a dividend or authorise the issuance of Shares unless the resolution establishing such committee (or the charter of such committee approved by the Directors) or the Memorandum of Association or the Articles so provide. Any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors. The Directors may also delegate to any Director such of their powers as they consider desirable to be exercised by them. Any such delegation may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers, and may be revoked or altered.
30.3 The Directors may from time to time and at any time by power of attorney or otherwise appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretion vested in them.
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30.4 The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the following paragraphs shall be without prejudice to the general powers conferred by this paragraph.
30.5 The Directors from time to time and at any time may establish any advisory committees, local boards or agencies for managing any of the affairs of the Company and may appoint any persons to be members of such advisory committees or local boards and may appoint any managers or agents of the Company and may fix the remuneration of any of the aforesaid.
30.6 The Directors from time to time and at any time may delegate to any such advisory committee, local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorise the members for the time being of any such local board, or any of them to fill up any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any person so appointed and may annul or vary any such delegation, but no person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.
30.7 The Directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the Directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, if established, shall consist of such number of Directors as the Directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law (subject to any applicable exceptions or exemptions)). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, if established, shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law (subject to any applicable exceptions or exemptions).
30.8 Any such delegates as aforesaid may be authorised by the Directors to sub-delegate all or any of the powers, authorities, and discretions for the time being vested to them.
30.9 The Director appointed by the Majority Shareholder pursuant to Article 31.2 shall be appointed as Chairperson. Where no Director has been appointed by the Majority Shareholder, the Directors may elect, by the affirmative vote of a majority of the Directors then in office, a Chairperson, such Chairperson may be a director or an officer of the Company. Subject to the provisions of the Articles and the direction of the Directors, the Chairperson shall perform all duties and have all powers which are commonly incident to the position of chairperson of a board or which are delegated to them by the Directors, preside at all general meetings and meetings of the Directors at which they are present and have such powers and perform such duties as the Directors may from time to time prescribe.
31Appointment and Removal of Directors
31.1 Save as provided in Articles 28.2 and 31.2, Directors shall be appointed by Ordinary Resolution. Every Director appointed pursuant to this Article 31.1 on or after the effective date of these Articles shall hold office for an annual term until the next annual general meeting of the Company or such other term as the Ordinary Resolution appointing such Directors may provide. Directors are eligible for re-election.
31.2 The Majority Shareholder, so long as he and/or the Majority Shareholder Affiliates continue to remain beneficial owners (as such term is defined in the Exchange Act) of at least thirty per cent (30.0%) of the issued and outstanding Shares, shall have the right, but not the obligation, to appoint one Director to the board of Directors by providing written notice of such appointment to the Company. Such Director, where appointed, shall act as Chairperson of the board of Directors pursuant to Article 30.9 and may be removed or replaced by the Majority Shareholder, so long as he and/or the Majority Shareholder Affiliates continue to remain beneficial owners (as such term is defined in the Exchange Act) of at least thirty per cent (30.0%) of the issued and outstanding Shares, providing written notice of such removal or replacement to the Company.
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31.3 A Director may be removed from office by the Members by Special Resolution. A vacancy on the board of Directors created by the removal of a Director under the provisions of the Articles may be filled by the remaining Directors pursuant to Article 28.2.
32Vacation of Office of Directors
Subject to the Articles, the office of a Director shall be vacated:
(a)where the Director’s removal has been proposed by the remaining Directors for Cause and such Cause has been proven; or
(b)if the Director gives notice in writing to the Company that they resign the office of Director; or
(c)if the Director dies, becomes bankrupt or makes any arrangement or composition with their creditors generally; or
(d)if the Director is prohibited by applicable law or the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law from being a director; or
(e)if the Director, without special leave of absence from the Directors, is absent from meetings of the Directors for six consecutive months and the Directors resolve that their office be vacated; or
(f)if the Director shall be removed from office pursuant to the Articles.
33Proceedings of Directors
33.1 Subject to the Articles, the Directors may meet together for the dispatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit. Such meetings may be held at any place within or outside the Cayman Islands that has been designated by the Directors. In the absence of such a designation, meetings of the Directors shall be held at the principal executive office of the Company. Questions arising at any meeting of the Directors shall be decided by the method set forth in Article 33.4.
33.2 The Chairperson or the Secretary on request of a Director, may, at any time summon a meeting of the Directors by twenty-four (24) hour notice to each Director in person, by telephone, facsimile, electronic email, or in such other manner as the Directors may from time to time determine, which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. Notice of a meeting need not be given to any Director (i) who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Directors. All such waivers, consents, and approvals shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Directors.
33.3 A Director or Directors may participate in any meeting of the Directors, or of any committee appointed by the Directors of which such Director or Directors are members, by means of telephone or similar communication equipment by way of which all persons participating in such meeting can hear each other and such participation shall be deemed to constitute presence in person at the meeting.
33.4 The quorum necessary for the transaction of the business of the Directors shall be a majority of the Directors appointed at the time of the meeting. Every act or decision done or made by a majority of the Directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the Directors, subject to the provisions of the Articles and other applicable law. In the case of an equality of votes, the Chairperson shall have an additional tie-breaking vote.
33.5 A meeting of the Directors may be held by means of telephone or teleconferencing or any other telecommunications facility provided that all participants are thereby able to communicate immediately by voice with all other participants.
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33.6 Subject to the Articles, a Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of their interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that they are a member of any specified company or firm and is to be regarded as interested in any contract which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made. A Director may vote in respect of any contract or proposed contract or arrangement notwithstanding that they may be interested therein and if they do so their vote shall be counted and they may be counted in the quorum at any meeting of the Directors at which any such contract or proposed contract or arrangement shall come before the meeting for consideration.
33.7 A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with their office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by their office from contracting with the Company either with regard to their tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding their interest, may be counted in the quorum present at any meeting whereat that or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and they may vote on any such appointment or arrangement. Any Director who enters into a contract or arrangement or has a relationship that is reasonably likely to be implicated under this Article 33.7 or that would reasonably be likely to affect a Director’s status as an “Independent Director” under the rules and regulations of the Designated Stock Exchange, Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law shall disclose the nature of their interest in any such contract or arrangement in which they are interested or any such relationship.
33.8 Any Director may act by themselves or their firm in a professional capacity for the Company, and that Director or their firm shall be entitled to reasonable expense reimbursement consistent with the Company’s policies in connection with such Directors service in their official capacity; provided that nothing herein contained shall authorise a Director or their firm to act as auditor to the Company.
33.9 The Directors shall cause minutes to be made in books kept for the purpose of recording:
(a)all appointments of officers made by the Directors;
(b)the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and
(c)all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.
33.10When the Chairperson signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.
33.11A resolution signed by all the Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and constituted. When signed, a resolution may consist of several documents each signed by one or more of the Directors.
33.12The continuing Directors may act notwithstanding any vacancy in their body but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.
33.13A committee appointed by the Directors may elect a chairperson of its meetings. If no such chairperson is elected, or if at any meeting the chairperson is not present within five minutes after the time appointed for holding the same, the members present may choose one of their number to be chairperson of the meeting.
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33.14A committee appointed by the Directors may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the chairperson of such committee shall have a second or casting vote.
33.15Meetings and actions of committees of the Directors shall be governed by, and held and taken in accordance with, the provisions of Article 33.1 (place of meetings), Article 33.2 (notice), Article 33.3 (telephonic meetings), and Article 33.4 (quorum), with such changes in the context of the Articles as are necessary to substitute the committee and its members for the Directors; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Directors may adopt rules for the government of any committee not inconsistent with the provisions of the Articles.
33.16All acts done by any meeting of the Directors or of a committee of Directors, or by any person acting as a Director, shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.
34Presumption of Assent
34.1A Director of the Company who is present at a meeting of the Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless their dissent or abstention shall be entered in the Minutes of the meeting or unless they shall file their written dissent or abstention from such action with the person acting as the chairperson or Secretary of the meeting before the adjournment thereof or shall forward such dissent or abstention by registered post to such person immediately after the adjournment of the meeting. Such right to dissent or abstain shall not apply to a Director who voted in favour of such action.
35Dividends, Distributions and Reserve
35.1 Subject to any rights and restrictions for the time being attached to any class or classes of Shares and the Articles, the Directors may from time to time declare dividends (including interim dividends) and other distributions on Shares in issue and authorise payment of the same out of the funds of the Company lawfully available therefor. All dividends unclaimed for one (1) year after having been declared may be invested or otherwise made use of by the Directors for the benefit of the Company until claimed. Subject to any applicable unclaimed property or other laws, any dividend unclaimed after a period of six (6) years from the date of declaration shall be forfeited and shall revert to the Company. The payment by the Directors of any unclaimed dividend or other sums payable on or in respect of a Share into a separate account shall not constitute the Company a trustee in respect thereof.
35.2 The Directors may, before recommending or declaring any dividend, set aside out of the funds legally available for distribution such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors be applicable for meeting contingencies, or for equalising dividends or for any other purpose to which those funds be properly applied and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments (other than shares of the Company) as the Directors may from time to time think fit. The Directors shall establish an account to be called the “Share Premium Account” and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any share in the Company. Unless otherwise provided by the provisions of the Articles, the Directors may apply the share premium account in any manner permitted by the Statute and the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The Company shall at all times comply with the provisions of the Articles, the Statute and the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law in relation to the share premium account.
35.3 Any dividend may be paid by cheque or warrant sent through the post to the registered address of the Member or person entitled thereto, or in the case of joint holders, to any one of such joint holders at their registered address or to such person and such address as the Member or person entitled, or such joint holders as the case may be, may direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent or to the order of such other person as the Member or person entitled, or such joint holders as the case may be, may direct. Notwithstanding the
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foregoing, dividends may also be paid electronically to the account of the Members or persons entitled thereto or in such other manner approved by the Directors.
35.4 The Directors when paying dividends to the Members in accordance with the foregoing provisions may make such payment either in cash or in specie.
35.5 No dividend shall be paid otherwise than out of profits or, subject to the restrictions of the Statute, the share premium account.
35.6 Subject to the rights of persons, if any, entitled to Shares with special rights as to dividends, all dividends shall be declared and paid according to the amounts paid or credited as fully paid on the Shares, but if and so long as nothing is paid up on any of the Shares in the Company dividends may be declared and paid according to the amounts of the Shares. No amount paid on a Share in advance of calls shall, while carrying interest, be treated for the purposes of this Article as paid on the Share.
35.7 If several persons are registered as joint holders of any Share, any of them may give effectual receipts for any dividend or other moneys payable on or in respect of the Share.
35.8 No dividend shall bear interest against the Company.
36Book of Accounts
36.1 The books of account relating to the Company’s affairs shall be kept in such manner as may be determined from time to time by the Directors.
36.2 The books of account shall be kept at such place or places as the Directors think fit, and shall always be open to the inspection of the Directors.
36.3 The Directors shall cause to be prepared and to be provided to the Members (satisfied by publishing on the Company’s website or filing such annual reports as we are required to file with the Securities and Exchange Commission) the annual financial statements of the Company in such form as the Directors may determine or as may required by law.
36.4 Except as provided in Article 36.2 and 36.3, the Directors shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors, and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors.
36.5 The accounts relating to the Company’s affairs shall be audited in such manner and with such financial year end as may be determined from time to time by the Directors or failing any determination as aforesaid shall not be audited.
37Audit
37.1 The Directors or, if authorised to do so, the Audit Committee of the Directors, may appoint an auditor of the Company who shall hold office until removed from office by a resolution of the Directors and may fix their remuneration.
37.2 Every auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the auditors.
37.3 Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.
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38Seal
38.1 The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or some officer of the Company or other person appointed by the Directors for the purpose.
38.2 The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a fax of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.
38.3 A Director or officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over their signature alone to any document of the Company required to be authenticated by them under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.
39Officers
39.1Subject to the Articles, the Directors may from time to time appoint any person, whether or not a director of the Company, to hold the office of the Chief Executive Officer, the President, the Chief Financial Officer, one or more Vice Presidents or such other officers as the Directors may think necessary for the administration of the Company, for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit.
40Register of Directors and Officers
40.1The Company shall cause to be kept in one or more books at its office a Register of Directors and Officers in which there shall be entered the full names and addresses of the Directors and Officers and such other particulars as required by the Statute. The Company shall send to the Registrar of Companies in the Cayman Islands a copy of such register, and shall from time to time notify the said Registrar of any change that takes place in relation to such Directors and Officers as required by the Statute.
41Capitalisation of Profits
41.1Subject to the Statute and the Articles, the Directors may capitalise any sum standing to the credit of any of the Company’s reserve accounts (including a share premium account or a capital redemption reserve fund) or any sum standing to the credit of profit and loss account or otherwise available for distribution and to appropriate such sum to Members in the proportions in which such sum would have been divisible amongst them had the same been a distribution of profits by way of dividend and to apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power to the Directors to make such provisions as they think fit for the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.
42Notices
42.1 Except as otherwise provided in the Articles, any notice or document may be served by the Company or by the person entitled to give notice to any Member either personally, by facsimile, by email or by sending it through the post in a prepaid letter or via a recognised courier service, fees prepaid, addressed to the Member at their address as appearing in the Register of Members or, to the extent permitted by all applicable laws and regulations, by electronic means by transmitting it to any electronic number or address or website supplied by the Member to the Company or by placing it on the Company’s Website, provided that, (i) with respect to notification via electronic means, the Company has obtained the
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Member’s prior express positive confirmation in writing to receive or otherwise have made available to them notices in such fashion, and (i) with respect to posting to Company’s Website, notification of such posting is provided to such Member. In the case of joint holders of a Share, all notices shall be given to that one of the joint holders whose name stands first in the Register of Members in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.
42.2 An affidavit of the mailing or other means of giving any notice of any general meeting, executed by the Secretary, Assistant Secretary or any transfer agent of the Company giving the notice, shall be prima facie evidence of the giving of such notice.
42.3 Any Member present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.
42.4 Any notice or other document, if served by (a) post, shall be deemed to have been served when the letter containing the same is posted, or (b) facsimile or email, shall be deemed to have been served upon confirmation of successful transmission, or (c) recognised courier service, shall be deemed to have been served when the letter containing the same is delivered to the courier service and in proving such service it shall be sufficient to provide that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier, or (d) electronic means as provided herein shall be deemed to have been served and delivered on the day on which it is successfully transmitted or at such later time as may be prescribed by any applicable laws or regulations.
42.5 Any notice or document delivered or sent to any Member in accordance with the terms of the Articles shall notwithstanding that such Member be then dead or bankrupt, and whether or not the Company has notice of their death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Member as sole or joint holder, unless their name shall at the time of the service of the notice or document, have been removed from the Register of Members as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all persons interested (whether jointly with or as claiming through or under them) in the Share.
42.6 Notice of every general meeting shall be given to:
(a)all Members who have supplied to the Company an address for the giving of notices to them, except that in case of joint holders, the notice shall be sufficient if given to the joint holder first named in the Register of Members; and
(b)each Director.
42.7 No other person shall be entitled to receive notices of general meetings.
43Information
43.1 No Member shall be entitled to require discovery of any information in respect of any detail of the Company’s trading or any information which is or may be in the nature of a trade secret or secret process which may relate to the conduct of the business of the Company and which in the opinion of the Directors would not be in the interests of the members of the Company to communicate to the public.
43.2 The Directors shall be entitled (but not required, except as provided by law) to release or disclose any information in its possession, custody or control regarding the Company or its affairs to any of its Members including, without limitation, information contained in the Register of Members and transfer books of the Company.
44Indemnity
44.1 The Company shall indemnify every Director and officer of the Company or any predecessor to the Company (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former officer of the Company or any predecessor to the Company, and may indemnify any person (other than current and former Directors and officers) (any such Director, officer or other person, an “Indemnified Person”), out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal
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expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions in connection with the Company other than such liability (if any) that they may incur by reason of their own actual fraud, wilful neglect or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, wilful neglect or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect. Each Member agrees to waive any claim or right of action they might have, whether individually or by or in the right of the Company, against any Director on account of any action taken by such Director, or the failure of such Director to take any action in the performance of their duties with or for the Company; provided that such waiver shall not extend to any matter in respect of any actual fraud or wilful default which may attach to such Director.
44.2 The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.
44.3 The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or other officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.
44.4 Neither any amendment nor repeal of the Articles set forth under this heading of “Indemnity” (the “Indemnification Articles”), nor the adoption of any provision of the Company’s Articles or Memorandum of Association inconsistent with the Indemnification Articles, shall eliminate or reduce the effect of the Indemnification Articles, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for these Indemnification Articles, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.
45Financial Year
45.1Unless the Directors otherwise prescribe, the financial year of the Company shall end on December 31 in each year and shall begin on the day following.
46Winding Up
46.1 If the Company shall be wound up the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:
(a)if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or
(b)if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.
46.2 If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the sanction of a Special Resolution of the Company and any other sanction required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as
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between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.
47Amendment of Memorandum and Articles of Association and Name of Company
47.1Subject to the provisions of the Statute and the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution, the Company may by Special Resolution:
(a)change its name;
(b)alter or add to the Articles;
(c)alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and
(d)reduce its share capital or any capital redemption reserve fund.
48Registration by Way of Continuation
48.1Subject to the Articles, the Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.
49Mergers and Consolidations
49.1 The Company shall, with the approval of a Special Resolution, have the power to merge or consolidate with one or more constituent companies (as defined in the Statute), upon such terms as the Directors may determine.
49.2 The Company shall not, without the prior approval of a Special Resolution, agree to:
(a)enter into an amalgamation, arrangement or scheme of arrangement:
(i)in which the Company will not be the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated; or
(ii)following which the holders of the issued and outstanding Ordinary Shares immediately prior to such event will not continue to hold more than 50% of the combined voting power of the ordinary shares of the surviving entity.
50Restriction on Sale of Assets
50.1The Company shall not, without the prior approval of a Special Resolution, sell, transfer or otherwise dispose of all or substantially all of the assets of the Company.
51Business Opportunities
51.1 It is expected and understood that there will be overlap between those holding roles as a Director and/or Officer (“DO Role”) of the Company, and those holding a DO Role in JS Global Lifestyle Company Limited and/or any of its Affiliates (“JS Global”).
51.2 To the fullest extent permitted by Applicable Law:
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(a)no individual serving in a DO Role of the Company, who is also serving in a DO Role of JS Global (“Joint Role(s)”), shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company;
(b)the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for JS Global or a person having Joint Roles, on the one hand, and the Company, on the other.
(c)except to the extent expressly assumed by contract, a person having Joint Roles shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or Officer because such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company.
51.3 Except as provided elsewhere in this Article, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and the Joint Role holder, or the Company and JS Global, about which a person who has a Joint Role acquires knowledge.
51.4 To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.
51.5 Neither:
(a)the alteration, amendment, termination or repeal of this Article 51; nor
(b)the adoption of any provision inconsistent with this Article 51,
(c)shall eliminate or reduce the effect of this Article 51 in respect of any matter arising prior to such alteration, amendment, termination, repeal or adoption.
52Exclusive Jurisdiction and Forum
52.1 Unless the Company consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the Memorandum, the Articles or otherwise related in any way to each Member’s shareholding in the Company, including but not limited to:
(a)any derivative action or proceeding brought on behalf of the Company;
(b)any action asserting a claim of breach of any fiduciary or other duty owed by any current or former Director, Officer or other employee of the Company to the Company or the Members;
(c)any action asserting a claim arising pursuant to any provision of the Statute, the Memorandum or the Articles; or
(d)any action asserting a claim against the Company governed by the “Internal Affairs Doctrine” (as such concept is recognised under the laws of the United States of America).
52.2 Each Member irrevocably submits to the exclusive jurisdiction of the courts of the Cayman Islands over all such claims or disputes.
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52.3 Without prejudice to any other rights or remedies that the Company may have, each Member acknowledges that damages alone would not be an adequate remedy for any breach of the selection of the courts of the Cayman Islands as exclusive forum and that accordingly the Company shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the selection of the courts of the Cayman Islands as exclusive forum.
52.4 This Article 52 shall not apply to any action or suits brought to enforce any liability or duty created by the Securities Act, the Exchange Act or any claim for which the federal district courts of the United States of America are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim.
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ANNEX A
Non-GAAP Financial Measures
In addition to the measures presented in our consolidated financial statements, we regularly review other financial measures, defined as non-GAAP financial measures by the SEC, to evaluate our business, measure our performance, identify trends, prepare financial forecasts and make strategic decisions.
The key non-GAAP financial measures we consider in this proxy are Adjusted Net Income and Adjusted EBITDA. These non-GAAP financial measures are used by both management and our Board, together with comparable GAAP information, in evaluating our current performance and planning our future business activities. These non-GAAP financial measures provide supplemental information regarding our operating performance on a non-GAAP basis that excludes certain gains, losses and charges of a non-cash nature or which occur relatively infrequently and/or which management considers to be unrelated to our core operations and excludes the financial results from our APAC distribution channels, both of which were transferred to JS Global concurrently with the separation (the “Divestitures”), as well as the cost of sales from (i) inventory markups that are being eliminated as a result of the transition of certain product procurement functions from a subsidiary of JS Global to SharkNinja concurrently with the separation and (ii) costs related to the transitional Sourcing Services Agreement with JS Global that was entered into in connection with the separation (collectively, the “Product Procurement Adjustment”). Management believes that tracking and presenting these non-GAAP financial measures provides management and the investment community with valuable insight into our ongoing core operations, our ability to generate cash and the underlying business trends that are affecting our performance. We believe that these non-GAAP measures, when used in conjunction with our GAAP financial information, also allow investors to better evaluate our financial performance in comparison to other periods and to other companies in our industry and to better understand and interpret the results of the ongoing business following the separation and distribution. These non-GAAP financial measures should not be viewed as a substitute for our financial results calculated in accordance with GAAP and you are cautioned that other companies may define these non-GAAP financial measures differently.
Adjusted Net Income
We define Adjusted Net Income as net income excluding (i) share-based compensation, (ii) certain litigation costs, (iii) foreign currency gains and losses, net, (iv) amortization of certain acquired intangible assets, (v) certain transaction-related costs, (vi) shareholder-funded executive bonuses, (vii) certain items that we do not consider indicative of our ongoing operating performance following the separation, including net income from our Divestitures and cost of sales from our Product Procurement Adjustment, (viii) certain withholding taxes, (ix) the impact of a voluntary product recall, (x) discretionary bonus, and (xi) the tax impact of the adjusted items.
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The following table reconciles Adjusted Net Income to the most comparable GAAP measure, net income, for the periods presented:

	Year Ended December 31,
($ in thousands, except share and per share amounts)	2025	2024	2023	2022
Net income	$701,374	$438,705	$167,078	$232,354
Share-based compensation(1)	43,872	84,531	46,966	5,509
Litigation costs(2)	827	36,807	8,973	4,513
Foreign currency (gains) losses, net(3)	(36,059)	16,063	35,179	(9,275)
Amortization of acquired intangible assets(4)	19,587	19,587	19,587	19,587
Transaction-related costs(5)	8,458	1,342	82,277	2,896
Shareholder-funded executive bonuses(6)	—	—	32,200	—
Product Procurement Adjustment(7)	18,725	53,071	83,162	70,295
Divested subsidiary net income adjustment(8)	—	—	(6,586)	(1,458)
Tax withholding adjustment(9)	—	—	19,474	—
Product recall(10)	11,188	—	—	—
Discretionary executive bonus(11)	—	—	—	34,000
Tax impact of adjusting items(12)	(18,398)	(33,862)	(39,051)	(28,056)
Adjusted Net Income	$749,574	$616,244	$449,259	$330,365

(1)Represents non-cash expense related to awards issued from the SharkNinja and JS Global equity incentive plans.
(2)Represents litigation costs incurred and related settlements for certain patent infringement claims, false advertising claims, and any related settlement costs and recoveries, which were recorded in general and administrative expenses.
(3)Represents foreign currency transaction gains and losses recognized from the remeasurement of transactions that were not denominated in the local functional currency, including gains and losses related to foreign currency derivatives not designated as hedging instruments.
(4)Represents amortization of acquired intangible assets that we do not consider normal recurring operating expenses, as the intangible assets relate to JS Global’s acquisition of our business. We exclude amortization charges for these acquisition-related intangible assets for purposes of calculated Adjusted Net Income, although revenue is generated, in part, by these intangible assets, to eliminate the impact of these non-cash charges that are significantly impacted by the timing and valuation of JS Global’s acquisition of our business, as well as the inherent subjective nature of purchase price allocations. Of the amortization of acquired intangible assets, $3.7 million for the years ended December 31, 2025, 2024, 2023 and 2022 was recorded to research and development expenses, and $15.9 million for the years ended December 31, 2025, 2024, 2023 and 2022 was recorded to sales and marketing expenses.
(5)Represents certain costs incurred related to the separation and distribution from JS Global, secondary offering transactions and transaction-related due diligence initiatives.
(6)Represents cash bonuses paid to certain executives by Mr. Xuning Wang, the Chairperson of the board of directors, which had no impact on the Company's overall cash flow.
(7)Represents cost of sales incurred related to the Product Procurement Adjustment. As a result of the separation, we purchase 100% of our inventory from one of our subsidiaries, SNHK, and no longer purchase inventory from a purchasing office wholly owned by JS Global. Thus, the markup on all inventory purchased subsequent to the separation is completely eliminated in consolidation. As a result of the separation, we pay JS Global a sourcing service fee to provide value-added sourcing services on a transitional basis under a Sourcing Services Agreement.
2

(8)Adjusted for net income (loss) from SNJP and the APAC distribution channels for the years ended December 31, 2023 and 2022 as if such Divestitures occurred on January 1, 2022. No adjustment necessary for the years ended December 31, 2025 and 2024 as the Divestitures occurred prior to those periods.
(9)Represents withholding taxes associated with the cash dividend paid to JS Global in connection with the separation and related refinancing.
(10)Adjusted for net income impact from a voluntary product recall that was recognized during the year ended December 31, 2025.
(11)Represents a one-time discretionary bonus.
(12)Represents the income tax effects of the adjustments included in the reconciliation of net income to Adjusted Net Income determined using the tax rate of 23.0% for the year ended December 31, 2025 and 22.0% for the years ended December 31, 2024, 2023 and 2022, which approximates our effective tax rate, excluding (i) the divested subsidiary net income adjustment described in footnote (8), (ii) the withholding adjustment described in footnote (9), and (iii) certain share-based compensation costs and separation and distribution-related costs that are not tax deductible.

Adjusted EBITDA
We define EBITDA as net income excluding: (i) interest expense, net, (ii) provision for income taxes and (iii) depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding (i) share-based compensation cost, (ii) certain litigation costs, (iii) foreign currency gains and losses, net, (iv) certain transaction-related costs, (v) certain items that we do not consider indicative of our ongoing operating performance following the separation, including Adjusted EBITDA from our Divestitures and cost of sales from our Product Procurement Adjustment, (vi) the impact of a voluntary product recall, and (vii) discretionary bonus. We believe EBITDA and Adjusted EBITDA are appropriate measures because they facilitate a comparison of our operating performance on a consistent basis from period to period that, when viewed in combination with our results according to GAAP, we believe provide a more complete understanding of the factors and trends affecting our business than GAAP measures alone.

3

The following table reconciles EBITDA and Adjusted EBITDA to the most comparable GAAP measure, net income, for the periods presented:

	Year Ended December 31,
($ in thousands, except %)	2025	2022
Net income	$701,374	$232,354
Interest expense, net	48,600	27,021
Provision for income taxes	198,904	69,630
Depreciation and amortization	139,631	86,708
EBITDA	1,088,509	415,713
Share-based compensation(1)	43,872	5,509
Litigation costs(2)	827	4,513
Foreign currency gains, net(3)	(36,059)	(9,275)
Transaction-related costs(4)	8,458	2,896
Product Procurement Adjustment(5)	18,725	70,295
Divested subsidiary Adjusted EBITDA adjustment(6)	—	(4,037)
Product recall(7)	11,188	—
Discretionary executive bonus(8)	—	34,000
Adjusted EBITDA	$1,135,520	$519,614
(1)Represents non-cash expense related to awards issued from the SharkNinja and JS Global equity incentive plans.
(2)Represents litigation costs incurred and related settlements for certain patent infringement claims, false advertising claims, and any related settlement costs and recoveries, which were recorded in general and administrative expenses.
(3)Represents foreign currency transaction gains and losses recognized from the remeasurement of transactions that were not denominated in the local functional currency, including gains and losses related to foreign currency derivatives not designated as hedging instruments.
(4)Represents certain costs incurred related to the separation and distribution from JS Global, secondary offering transactions and transaction-related due diligence initiatives.
(5)Represents cost of sales incurred related to the Product Procurement Adjustment. As a result of the separation, we purchase 100% of our inventory from one of our subsidiaries, SNHK, and no longer purchase inventory from a purchasing office wholly owned by JS Global. Thus, the markup on all inventory purchased subsequent to the separation is completely eliminated in consolidation. As a result of the separation, we pay JS Global a sourcing service fee to provide value-added sourcing services on a transitional basis under a Sourcing Services Agreement.
(6)Adjusted for Adjusted EBITDA from SNJP and the APAC distribution channels for the year ended December 31, 2022 as if such Divestitures occurred on January 1, 2022. No adjustment necessary for the year ended December 31, 2025 as the Divestitures occurred prior to that period. The divested subsidiary Adjusted EBITDA adjustment represents net loss from our Divestitures excluding interest expense, income tax expense, depreciation and amortization expense and foreign currency gains and losses recorded at the subsidiary level.
(7)Adjusted for the Adjusted EBITDA impact from a voluntary product recall that was recognized during the year ended December 31, 2025.
(8)Represents a one-time discretionary bonus.

4

SHARKNINJA, INC.
Proxy
Solicited by the Board of Directors
for Annual General Meeting to be held on June 18, 2026

SHARKNINJA, INC.
89 A STREET
NEEDHAM, MASSACHUSETTS 02494
UNITED STATES

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 17, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SN2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 17, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

SHAREHOLDER MEETING REGISTRATION:
To vote and/or attend the meeting, go to the "Attend a Meeting" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92194-P46024 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

SHARKNINJA, INC.

The Board of Directors recommends you vote FOR the following director nominees:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Mark Barrocas	☐	☐	☐
1b. Kathryn J. Barton	☐	☐	☐
1c. Peter Feld	☐	☐	☐
1d. Chi Kin Max Hui	☐	☐	☐
1e. Barney Tianhao Wang	☐	☐	☐
1f. Timothy R. Warner	☐	☐	☐
1g. Jason Wortendyke	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

	For	**Against**	**Abstain**
3. To approve, on a non-binding advisory basis, the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 1 year on the following proposal:

	1 Year	**2 Years**	**3 Years**	**Abstain**
4. To select, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment, continuation or postponement thereof will be voted on by the proxy holders in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V92195-P46024

SHARKNINJA, INC.
ANNUAL MEETING OF SHAREHOLDERS
JUNE 18, 2026 8:00 AM ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated April [TBD], 2026, in connection with the annual general meeting (the "Annual Meeting") of SharkNinja, Inc. to be held at 8:00 AM Eastern Time on June 18, 2026, at the SharkNinja offices, 89 A Street, Needham, MA 02494, and via live webcast at www.virtualshareholdermeeting.com/SN2026, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and hereby appoints CJ Xuning Wang and Pedro J. Lopez-Baldrich, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of SharkNinja, Inc. registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side